John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank Securities
BNY Capital Markets	Morgan Stanley
Citigroup Global Markets	SunTrust Robinson Humphrey

Co-Managers
BB&T Capital Markets	Scotia Capital Inc.
PNC Capital Markets	TD Securities
RBS Securities	Wells Fargo Securities

(2)	Names of Issuers: Boston Properties

(3)	Title of Securities: BXP 3.125 09/01/23

(4)	Date of First Offering: 04/02/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.379

Comparable Securities

1) Simon Property Group, C#828807CN5
2) Health Care REIT Inc., C#42217KBA3
3) AvalonBay Communities, C#05348EAQ2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 43 years

(9)	Trade Date: 04/02/13

(10)	Portfolio Assets on Trade Date: $1,779,649,970

(11)	Price Paid per Unit: $99.379

(12)	Total Price Paid by Portfolio: 2,020,000 bonds @ $99.379 = $2,007,455.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 23,500,000 bonds @ $99.379 = $23,345,065.00

(14)	% of Portfolio Assets Applied to Purchase 0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 43 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/2/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
Goldman Sachs & Co.	Deutsche Bank Securities
J.P. Morgan Securities

Co-Managers	Wells Fargo Securities

(2)	Names of Issuers: Mallinckrodt International Finance

(3)	Title of Securities: COV 4.75 04/15/23

(4)	Date of First Offering: 04/08/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.684

Comparable Securities

1) Thermo Fisher Scientific, C#883556BC5
2) Baxter International, Inc., C#071813BF5
3) Covidien International Finance, C#22303QAN0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 04/08/13

(10)	Portfolio Assets on Trade Date: $1,789,100,792.00

(11)	Price Paid per Unit: $99.684

(12)	Total Price Paid by Portfolio: 650,000 bonds @ $99.684 = $647,946.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 12,000,000 bonds @ $99.684 = $11,962,080.00

(14)	% of Portfolio Assets Applied to Purchase 0.036%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 146 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
Goldman Sachs & Co.	Deutsche Bank Securities
J.P. Morgan Securities

Co-Managers	Wells Fargo Securities

(2)	Names of Issuers: Mallinckrodt International Finance

(3)	Title of Securities: COV 3.5 04/15/18 144A

(4)	Date of First Offering: 04/08/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.981

Comparable Securities

1) Thermo Fisher Scientific, C#883556BB7
2) Cardinal Health, C#14149YAU2
3) GlaxoSmithKline Capital, C#37737AC9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.90%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 04/08/13

(10)	Portfolio Assets on Trade Date: $1,789,100,792

(11)	Price Paid per Unit: $99.981

(12)	Total Price Paid by Portfolio: 520,000 bonds @ $99.981 = $519,901.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.981 = $6,998,670.00

(14)	% of Portfolio Assets Applied to Purchase 0.029%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 146 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Wells Fargo Securities	J.P. Morgan

Co-Managers	Fifth Third Securities
SMBC Nikko Capital Markets	KeyBanc Capital Markets
SunTrust Robinson Humphrey	Mitsubishi UFJ Securities
TD Securities	Mizuho Securities
US Bancorp	PNC Capital Markets

(2)	Names of Issuers: Reliance Steel & Aluminum Company

(3)	Title of Securities: RS 4.5 04/15/23

(4)	Date of First Offering: 04/09/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.585

Comparable Securities

1) Goldcorp, C#380956AD4
2) Carpenter Technology, C#144285AK9
3) Teck Resources, C#878742AY1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 74 years

(9)	Trade Date: 04/09/13

(10)	Portfolio Assets on Trade Date: $1,788,235,725

(11)	Price Paid per Unit: $99.585

(12)	Total Price Paid by Portfolio: 505,000 bonds @ $99.585 = $502,904.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 5,000,000 bonds @ $99.585 = $4,979,250.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.168%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 74 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/9/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Credit Suisse

Co-Managers	Barclays Capital
The Williams Capital Group	BNY Mellon Capital Markets
UBS Securities	Citigroup Global Markets
U.S. Bancorp Investments	Deutsch Bank Securities
Wells Fargo Securities

(2)	Names of Issuers: Hartford Financial Services Group

(3)	Title of Securities: HIG 4.3 04/15/43

(4)	Date of First Offering: 04/15/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.2

Comparable Securities

1) MetLife, C#59156RBD9
2) Prudential Financial, C#744320AN2
3) Health Care REIT, C#42217KBB1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 04/15/13

(10)	Portfolio Assets on Trade Date: $1,791,093,449

(11)	Price Paid per Unit: $99.2

(12)	Total Price Paid by Portfolio: 1,015,000 bonds @ $99.2 = $1,006,880.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.2 = $9,920,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 203 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/15/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan

Co-Manager(s)	Capital One Southcoast Fifth
Third Securities	KeyBanc Capital Markets
SunTrust Robinson Humphrey	Wells Fargo Securities
Drexel Hamilton	The Williams Capital Group

(2)	Names of Issuers: JPMorgan Chase & Company

(3)	Title of Securities: JPM 3.375 05/01/23, C#46625HJJ0

(4)	Date of First Offering: 04/24/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.462

Comparable Securities

1) JPM 3.2 01/25/23, C#46625HJH4
2) MS 3.75 02/25/23, C#61746BDJ2
3) GS 3.625 01/22/23, C#38141GRD8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 13

(9)	Trade Date: 04/24/13

(10)	Portfolio Assets on Trade Date: $1,781,779,582

(11)	Price Paid per Unit: $99.462

(12)	Total Price Paid by Portfolio: 1,505,000 bonds @ $99.462 = $1,496,903.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 17,000,000 bonds @ $99.462 = $16,908,540.00

(14)	% of Portfolio Assets Applied to Purchase: 0.084%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 13 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/24/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BNP Paribas
RBS	BofA Merrill Lynch
Wells Fargo Securities

Co-Manager(s)	BNY Mellon Capital Markets
MFR Securities	CastleOak Securities
Toussaint Capital Partners

(2)	Names of Issuers: International Business Machines Corporation

(3)	Title of Securities: IBM 1.625 05/15/20

(4)	Date of First Offering: 05/02/13

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.249

Comparable Securities

1) Microsoft, C#594918AQ7
2) Texas Instruments, C#882508AU8
3) Motorola Solutions, C#620076BC2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).

(8)	Years of Issuer’s Operations: 102

(9)	Trade Date: 05/02/13

(10)	Portfolio Assets on Trade Date: $1,787,727,057

(11)	Price Paid per Unit: $99.249

(12)	Total Price Paid by Portfolio: 3,005,000 bonds @ $99.249 = $2,982,432.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.249 = $29,774,700.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.167%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 102 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/2/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Goldman, Sachs & Co.	Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation

(3)	Title of Securities: BRK 4.3 05/15/43

(4)	Date of First Offering: 05/08/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.183

Comparable Securities

1) MetLife, C#59156RBD9
2) Georgia Power Company, C#373334KA8
3) Home Depot, C#437076BA9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 174

(9)	Trade Date: 05/08/13

(10)	Portfolio Assets on Trade Date: $1,781,165,358

(11)	Price Paid per Unit: $99.183

(12)	Total Price Paid by Portfolio: 705,000 bonds @ $99.183 = $699,240.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.183 = $6,942,810.00

(14)	% of Portfolio Assets Applied to Purchase 0.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 174 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Goldman, Sachs & Co.	Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation

(3)	Title of Securities: BRK 1.3 05/15/18

(4)	Date of First Offering: 05/08/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.942

Comparable Securities

1) JPMorgan Chase & Co., C#46625HJG6
2) Goldman Sachs Group, C#38141GRC0
3) Metlife, Inc., C#59156RBE7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 174

(9)	Trade Date: 05/08/13

(10)	Portfolio Assets on Trade Date: $1,781,165,358

(11)	Price Paid per Unit: $99.942

(12)	Total Price Paid by Portfolio: 2,510,000 bonds @ $99.942 = $2,508,544.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.942 = $24,985,500.00

(14)	% of Portfolio Assets Applied to Purchase 0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 174 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

Co-Managers	Mitsubishi UFJ Securities
Regions Securities	Wells Fargo Securities

(2)	Names of Issuers: Brinker International, Inc.

(3)	Title of Securities: EAT 2.6 05/15/18

(4)	Date of First Offering: 05/08/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.93

Comparable Securities

1) Carnival Corporation, C#143658AY8
2) Newell Rubbermaid, C#651229AN6
3) Tech Data Corporation, C#878237AF3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.85%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 05/08/13

(10)	Portfolio Assets on Trade Date: $1,781,165,358

(11)	Price Paid per Unit: $99.93

(12)	Total Price Paid by Portfolio: 760,000 bonds @ $99.93 = $759,468.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 9,000,000 bonds @ $99.93 = $8,993,700

(14)	% of Portfolio Assets Applied to Purchase: 0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 22 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

Co-Managers	Mitsubishi UFJ Securities
Regions Securities	Wells Fargo Securities

(2)	Names of Issuers: Brinker International, Inc.

(3)	Title of Securities: EAT 3.875 05/15/23

(4)	Date of First Offering: 05/08/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.901

Comparable Securities

1) Amazon, C#023135AJ5
2) Ford Motor Credit Co, C#345397WF6
3) Newell Rubbermaid, C#651229AM8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.85%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 05/08/13

(10)	Portfolio Assets on Trade Date: $1,781,165,358

(11)	Price Paid per Unit: $99.901

(12)	Total Price Paid by Portfolio: 760,000 bonds @ $99.901 = $759,247.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.901 = $9,990,100

(14)	% of Portfolio Assets Applied to Purchase: 0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 22 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Morgan Stanley
BofA Merill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers	HSBC
RBS	Fifth Third Securities, Inc.
US Bancorp	Hapoalim Securities
Comerica Securities	PNC Capital Markets LLC

(2)	Names of Issuers: Perrigo Company

(3)	Title of Securities: PRGO 2.95 05/15/23

(4)	Date of First Offering: 05/09/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.485

Comparable Securities

1) GlaxoSmithKline Capital Inc., C#377372AH0
2) Teva Pharamaceutical Finance Co., C#88165FAG7
3) Merck & Co., C#3589331AT4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 126 years

(9)	Trade Date: 05/09/13

(10)	Portfolio Assets on Trade Date: $1,780,432,122

(11)	Price Paid per Unit: $99.485

(12)	Total Price Paid by Portfolio: 2,025,000 bonds @ $99.485 = $2,014,571.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.485 = $29,845,500

(14)	% of Portfolio Assets Applied to Purchase 0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 126 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/9/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Morgan Stanley
Mitsubishi UFJ Securities

Co-Managers	SunTrust Robinson Humphrey
US Bancorp	BB&T Capital Markets
Fifth Third Securities, Inc.	RBS

(2)	Names of Issuers: AGL Capital Corporation

(3)	Title of Securities: GAS 4.4 06/01/43

(4)	Date of First Offering: 05/13/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.618

Comparable Securities

1) Georgia Power Company, C#37334KA8
2) Potomac Electric Power, C#737679DE7
3) Duke Energy Progress, C#144141DD7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 157 years

(9)	Trade Date: 05/13/13

(10)	Portfolio Assets on Trade Date: $1,772,782,227

(11)	Price Paid per Unit: $99.618

(12)	Total Price Paid by Portfolio: 2,530,000 bonds @ $99.618 = $2,520,335.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.618 = $24,904,500.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.142%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 157 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/13/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays
RBS	Deutsche Bank Securities
UBS Investment Bank	Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers	PNC Capital Markets LLC
MFR Securities, Inc.	Fifth Third Securities, Inc.
Mischler Financial Group, Inc.	KeyBanc Capital Markets
Ramirez & Co., Inc.	Loop Capital Markets
The Williams Capital Group, L.P.

(2)	Names of Issuers: Consumers Energy Company

(3)	Title of Securities: CMS 3.95 05/15/43

(4)	Date of First Offering: 05/13/13

(5)	Amount of Total Offering: $425,000,000

(6)	Unit Price of Offering: $99.843

Comparable Securities

1) Georgia Power, C#373334KA8
2) Potomac Electric Power, C#737679DE7
3) Duke Energy Progress, C#144141DD7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 05/13/13

(10)	Portfolio Assets on Trade Date: $1,772,782,227

(11)	Price Paid per Unit: $99.843

(12)	Total Price Paid by Portfolio: 1,520,000 bonds @ $99.843 = $1,517,613.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.843 = $14,976,450.00

(14)	% of Portfolio Assets Applied to Purchase 0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 127 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/13/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	J.P Morgan Securities
RBC	Capital Markets

Co-Managers	BofA Merrill Lynch
Fifth Third Securities	Royal Bank of Scotland
SunTrust Robinson Humphrey Capital Markets
Wells Fargo Securities

(2)	Names of Issuers: World Financial Network Credit Card Master Note Trust

(3)	Title of Securities: WFNMT 2013-B A, C#981464DX5

(4)	Date of First Offering: 05/14/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.99916

Comparable Securities

1) Discover Card Master Trust I, C#254683BB0
2) American Express Credit Account Master Trust, C#02587AAE4
3) Chase Issuance Trust, C#161571FU3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 05/14/13

(10)	Portfolio Assets on Trade Date: $1,771,325,182.00

(11)	Price Paid per Unit: $99.99916

(12)	Total Price Paid by Portfolio: 4,564,000 bonds @ $99.99916 = $4,563,961.66

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 45,000,000 bonds @ $99.99916 = $44,999,622

1

(14)	% of Portfolio Assets Applied to Purchase 0.258%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 17 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/14/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BNP PARIB
Deutsche Bank Securities	J.P. Morgan
Morgan Stanley

Co-Managers	BofA Merrill Lynch
SG Americas Securities	Citigroup
SMBC Nikko Capital Markets	Credit Suisse Securities
Standard Chartered Bank	Goldman, Sachs & Co.
U.S. Bancorp	HSBC Securities
Wells Fargo Securities	RBS Securities
Drexel Hamilton	UBS Securities
The Williams Group	Santander

(2)	Names of Issuers: Merck & Company, Inc.

(3)	Title of Securities: MRK 2.8 05/18/23

(4)	Date of First Offering: 05/15/13

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.913

Comparable Securities

1) GlaxoSmithKline Capital Inc., C#377372AH0
2) Teva Pharmaceutical Finance Co., C#88165FAG7
3) Novartis 2.4 9/21/22, C#66989HAE8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 05/15/13

(10)	Portfolio Assets on Trade Date: $1,771,330,325

(11)	Price Paid per Unit: $99.913

(12)	Total Price Paid by Portfolio: 4,175,000 bonds @ $99.913 = $4,171,367.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.913 = $39,965,200.00

(14)	% of Portfolio Assets Applied to Purchase 0.235%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 96 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BNP PARIB
Deutsche Bank Securities	J.P. Morgan
Morgan Stanley

Co-Managers	BofA Merrill Lynch
SG Americas Securities	Citigroup
SMBC Nikko Capital Markets	Credit Suisse Securities
Standard Chartered Bank	Goldman, Sachs & Co.
U.S. Bancorp	HSBC Securities
Wells Fargo Securities	RBS Securities
Drexel Hamilton	UBS Securities
The Williams Group	Santander

(2)	Names of Issuers: Merck & Company, Inc.

(3)	Title of Securities: MRK 1.3 05/18/18

(4)	Date of First Offering: 05/15/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.769

Comparable Securities

1) Sanofi, C#801060AB0
2) Thermo Fisher Scientific, C#883556BB7
3) Cardinal Health, C#14149YAU2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 05/15/13

(10)	Portfolio Assets on Trade Date: $1,771,330,325

(11)	Price Paid per Unit: $99.769

(12)	Total Price Paid by Portfolio: 4,385,000 bonds @ $99.769 = $4,374,870.65

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 47,000,000 bonds @ $99.769 = $46,891,430.00

(14)	% of Portfolio Assets Applied to Purchase 0.247%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 96 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BNP PARIB
Deutsche Bank Securities	J.P. Morgan
Morgan Stanley

Co-Managers	BofA Merrill Lynch
SG Americas Securities	Citigroup
SMBC Nikko Capital Markets	Credit Suisse Securities
Standard Chartered Bank	Goldman, Sachs & Co.
U.S. Bancorp	HSBC Securities
Wells Fargo Securities	RBS Securities
Drexel Hamilton	UBS Securities
The Williams Group	Santander

(2)	Names of Issuers: Merck & Company, Inc.

(3)	Title of Securities: MRK 4.15 05/18/43

(4)	Date of First Offering: 05/15/13

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.694

Comparable Securities

1) GlaxoSmithKline Capital, C#377372AJ6
2) Novartis Capital, C#66989HAF5
3) Astrazeneca, C#046353AG3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 05/15/13

(10)	Portfolio Assets on Trade Date: $1,771,330,325

(11)	Price Paid per Unit: $99.694

(12)	Total Price Paid by Portfolio: 1,565,000 bonds @ $99.694 = $1,560,211.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.694 = $14,954,100.00

(14)	% of Portfolio Assets Applied to Purchase 0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 96 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Morgan Stanley
Wells Fargo Securities

Co-Managers	J.P. Morgan
Suntrust Robinson Humphrey	RBC Capital Markets
US Bancorp	RBS

(2)	Names of Issuers: DCP Midstream LLC

(3)	Title of Securities: DCP 5.85 05/21/43 144A, C#23311RAH9

(4)	Date of First Offering: 05/16/13

(5)	Amount of Total Offering: $550,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1) Kinder Morgan Energy Partners, C#494550BP0
2) Sunoco Logistics Partners Operations, C#86765BAM1
3) El Paso Pipeline Partners Operating Co., C28370TAF6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 84 years

(9)	Trade Date: 05/16/13

(10)	Portfolio Assets on Trade Date: $1,777,383,323

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 1,320,000 bonds @ $100 = $1,320,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 14,000,000 bonds @ $100 = $14,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 84 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/16/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Morgan Stanley	Barclays
RBS	Credit Suisse
Wells Fargo Securities	J.P. Morgan
UBS Investment Bank

Co-Managers	KeyBanc Capital Markets
Credit Agricole CIB	RBC Capital Markets
Lloyds Securities	Soctiabank
PNC Capital Markets	BNY Mellon Capital Markets
SunTrust Robinson Humphrey	CIBC
US Bancorp

(2)	Names of Issuers: PPL Capital Funding, Inc.

(3)	Title of Securities: PPL 1.9 06/01/18

(4)	Date of First Offering: 05/21/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.9

Comparable Securities

1) FirstEnergy Corporation, C#337932AE7
2) Virginia Electric & Power Company, C#927804FM1
3) American Electric Power, C#025537AF8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 05/21/13

(10)	Portfolio Assets on Trade Date: $1,772,273,203.00

(11)	Price Paid per Unit: $99.9

(12)	Total Price Paid by Portfolio: 815,000 bonds @ $99.9 = $814,185.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 14,000,000 bonds @ $99.9 = $13,986,000

(14)	% of Portfolio Assets Applied to Purchase 0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 93 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Morgan Stanley	Barclays
RBS	Credit Suisse
Wells Fargo Securities	J.P. Morgan
UBS Investment Bank

Co-Managers	KeyBanc Capital Markets
Credit Agricole CIB	RBC Capital Markets
Lloyds Securities	Soctiabank
PNC Capital Markets	BNY Mellon Capital Markets
SunTrust Robinson Humphrey	CIBC

US Bancorp

(2)	Names of Issuers: PPL Capital Funding, Inc.

(3)	Title of Securities: PPL 3.4 06/01/23

(4)	Date of First Offering: 05/21/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.705

Comparable Securities

1) Indiana Michigan Power, C#454889AP1
2) Virginia Electric & Power Co., C#927804FN9
3) FirstEnergy, C#337932AF4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 05/21/13

(10)	Portfolio Assets on Trade Date: $1,772,273,203

(11)	Price Paid per Unit: $99.705

(12)	Total Price Paid by Portfolio: 2,030,000 bonds @ $99.705 = $2,024,011.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.705 = $19,941,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 93 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Morgan Stanley	Barclays
RBS	Credit Suisse
Wells Fargo Securities	J.P. Morgan
UBS Investment Bank

Co-Managers	KeyBanc Capital Markets
Credit Agricole CIB	RBC Capital Markets
Lloyds Securities	Soctiabank
PNC Capital Markets	BNY Mellon Capital Markets
SunTrust Robinson Humphrey	CIBC
US Bancorp

(2)	Names of Issuers: PPL Capital Funding, Inc.

(3)	Title of Securities: PPL 4.7 06/01/43

(4)	Date of First Offering: 05/21/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.648

Comparable Securities

1) Georgia Power, C#373334KA8
2) Duke Energy Progress, C#144141DD7
3) Southern Cal Edison, C#842400FW8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 05/21/13

(10)	Portfolio Assets on Trade Date: $1,772,273,203

(11)	Price Paid per Unit: $99.648

(12)	Total Price Paid by Portfolio: 1,525,000 bonds @ $99.648 = $1,519,632.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.648 = $14,947,200.00

(14)	% of Portfolio Assets Applied to Purchase 0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 93 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup
J.P. Morgan	Deutsche Bank Securities
RBS	Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers	BNP Paribas
Lloyds Securities Inc.	BofA Merrill Lynch
Morgan Stanley & Co.	Credit Suisse
Scotia Capital (USA) Inc.	Mitsubishi UFJ Securities
BNY Mellon Capital Markets	Mizuho Securities
Danske Markets	The Williams Capital Group
PNC Capital Markets	US Bancorp Investments
SMBC Nikko Capital Markets	ANZ Securities
UniCredit Capital Markets	Banca IMI
Drexel Hamilton	Barclays Capital
Mischler Financial Group

(2)	Names of Issuers: Northrop Grumman Corporation

(3)	Title of Securities: NOC 3.25 08/01/23, C#666807BG6

(4)	Date of First Offering: 05/28/13

(5)	Amount of Total Offering: $1,050,000,000

(6)	Unit Price of Offering: $99.462

Comparable Securities

1) United Technologies, C#913017BV0
2) General Electric, C#369604BD4
3) Caterpillar Financial, C#14912L5Q0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 05/28/13

(10)	Portfolio Assets on Trade Date: $1,756,181,398

1

(11)	Price Paid per Unit: $99.462

(12)	Total Price Paid by Portfolio: 6,200,000 bonds @ $99.462 = $6,166,644.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 60,000,000 bonds @ $99.462 = $59,677,200.00

(14)	% of Portfolio Assets Applied to Purchase 0.351%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 19 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/28/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup
J.P. Morgan	Deutsche Bank Securities
RBS	Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers	BNP Paribas
Lloyds Securities Inc.	BofA Merrill Lynch
Morgan Stanley & Co.	Credit Suisse
Scotia Capital (USA) Inc.	Mitsubishi UFJ Securities
BNY Mellon Capital Markets	Mizuho Securities
Danske Markets	The Williams Capital Group
PNC Capital Markets	US Bancorp Investments
SMBC Nikko Capital Markets	ANZ Securities
UniCredit Capital Markets	Banca IMI
Drexel Hamilton	Barclays Capital
Mischler Financial Group

(2)	Names of Issuers: Northrop Grumman Corporation

(3)	Title of Securities: NOC 4.75 06/01/43, C#666807BH4

(4)	Date of First Offering: 05/28/13

(5)	Amount of Total Offering: $950,000,000

(6)	Unit Price of Offering: $99.904

Comparable Securities

1) United Technologies, C#913017BT5
2) General Electric Co., C#369604BF9
3) CSX Corporation, C#126408GY3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 05/28/13

(10)	Portfolio Assets on Trade Date: $1,756,181,398

1

(11)	Price Paid per Unit: $99.904

(12)	Total Price Paid by Portfolio: 3,615,000 bonds @ $99.904 = $3,611,529.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.904 = $34,966,400.00

(14)	% of Portfolio Assets Applied to Purchase 0.206%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 19 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/28/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Barclays
Wells Fargo Securities

Co-Managers	Mitsubishi UFJ Securities
SunTrust Robinson Humphrey	Mizuho Securities

(2)	Names of Issuers: Roper Industries, Inc.,

(3)	Title of Securities: ROP 2.05 10/01/18, C#776696AF3

(4)	Date of First Offering: 05/30/13

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.791

Comparable Securities

1) Goldcorp, C#380956AC6
2) Praxair, C#74005PBC7
3) Tech Resources Ltd, C#878742AX3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: Over 100 years

(9)	Trade Date: 05/30/13

(10)	Portfolio Assets on Trade Date: $1,754,859,204

(11)	Price Paid per Unit: $99.791

(12)	Total Price Paid by Portfolio: 2,540,000 bonds @ $99.791 = $2,534,691.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.791 = $24,947,750.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) Over 100 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/30/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays
Wells Fargo Securities	SunTrust Robinson Humphrey
UBS Investment Bank

Co-Managers	Deutsche Bank Securities
RBC Capital Markets	BB&T Capital Markets
SMBC Nikko

(2)	Names of Issuers: Buckeye Partners, L.P.

(3)	Title of Securities: BPL 4.15 07/01/23, C#118230AK7

(4)	Date of First Offering: 06/03/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.81

Comparable Securities

1) DCP Midstream Operating, C#23311VAD9
2) Spectra Energy Capital, C#84755TAE7
3) Sunoco Logistics Partner, C#86765BAL3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 06/03/13

(10)	Portfolio Assets on Trade Date: $1,749,863,602

(11)	Price Paid per Unit: $99.81

(12)	Total Price Paid by Portfolio: 2,035,000,000 bonds @ $99.81 = $2,031,133.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.81 = $19,962,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 127 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/3/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
BMO Capital Markets	Citigroup Global Markets
HSBC Securities (USA)	J.P. Morgan Securities
Mitsubishi UFJ Securities	Wells Fargo Securities
U.S. Bancorp Investments

Co-Managers	Barclays Capital
RBS Securities	BNY Mellon Capital Markets
UBS Securities	Lloyds Securities
The Williams Capital Group

(2)	Names of Issuers: Liberty Mutual Group

(3)	Title of Securities: LIBMUT 4.25 06/15/23

(4)	Date of First Offering: 06/13/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.365

Comparable Securities

1) Infinity Property & Casualty, C#45665QAF0
2) Primerica, C#74164MAA6
3) Morgan Stanley, C#61746BDJ2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 101 years

(9)	Trade Date: 06/13/13

(10)	Portfolio Assets on Trade Date: $1,741,410,001

(11)	Price Paid per Unit: $99.365

(12)	Total Price Paid by Portfolio: 1,140,000 bonds @ $99.365 = $1,132,761.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.365 = $9,936,500.00

(14)	% of Portfolio Assets Applied to Purchase 0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 101 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/13/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
Morgan Stanley & Co.	J.P. Morgan Securities
Wells Fargo Securities

Co-Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX .889 06/24/16

(4)	Date of First Offering: 06/17/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1) CNOOC Finance 2013, C#12625GAA2
2) Petrobras Global Finance, C#71647NAC3
3) Trans-Canada Pipelines, C#89325HAH2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.10%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 06/17/13

(10)	Portfolio Assets on Trade Date: $1,743,157,696

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 1,545,000 bonds @ $100 = $1,545,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 38,000,000 bonds @ $100 = $38,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 29 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
Morgan Stanley & Co.	J.P. Morgan Securities
Wells Fargo Securities

Co-Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 1.718 06/24/18

(4)	Date of First Offering: 06/17/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1) Statoil ASA, C#85771PAH5
2) ConocoPhillips, C#20826FAB2
3) Total Capital Canada, C#89153UAE1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.15%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 06/17/13

(10)	Portfolio Assets on Trade Date: $1,743,157,696

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 6,690,000 bonds @ $100 = $6,690,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 100,000,000 bonds @ $100 = $100,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.384%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 29 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
Morgan Stanley & Co.	J.P. Morgan Securities
Wells Fargo Securities

Co-Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 2.427 06/24/20

(4)	Date of First Offering: 06/17/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1) BP Capital Markets, C#05565QCD8
2) CNOOC Finance 2013, C#12625GAC8
3) Spectra Energy Capital, C#84755TAE7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.18%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 06/17/13

(10)	Portfolio Assets on Trade Date: $1,743,157,696

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 2,060,000 bonds @ $100 = $2,060,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $100 = $20,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 29 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/18/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
Morgan Stanley & Co.	J.P. Morgan Securities
Wells Fargo Securities

Co-Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 3.191 06/24/23

(4)	Date of First Offering: 06/17/13

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1) BP Capital Markets, C#05565QCD8
2) CNOOC Finance 2013, C#12625GAC8
3) Spectra Energy Capital, C#84755TAE7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 06/17/13

(10)	Portfolio Assets on Trade Date: $1,743,157,696

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 2,575,000 bonds @ $100 = $2,575,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $100 = $35,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.148%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 29 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	BNY Mellon Capital Markets
Morgan Stanley	Deutsche Bank Securities
Wells Fargo Securities

Co-Managers	Capital One Southcoast
Santander	Mitsubishi UFJ Securities
Scotiabank

(2)	Names of Issuers: Boston Properties

(3)	Title of Securities: BXP 3.8 02/01/24

(4)	Date of First Offering: 06/18/13

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.694

Comparable Securities

1) Simon Property Group, C#828807CN5
2) Health Care REIT, C#42217KBA3
3) AvalonBay Communities, C#05348EAQ2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 43 years

(9)	Trade Date: 06/18/13

(10)	Portfolio Assets on Trade Date: $1,742,265,236

(11)	Price Paid per Unit: $99.694

(12)	Total Price Paid by Portfolio: 2,060,000 bonds @ $99.694 = $2,053,696.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.694 = $19,938,800.00

(14)	% of Portfolio Assets Applied to Purchase 0.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 43 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/18/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup
J.P. Morgan Securities	Scotia Capital (USA)
Wells Fargo Securities

Co-Managers	BBVA Securities
KeyBanc Capital Markets	U.S. Bancorp Investments

(2)	Names of Issuers: Duke Energy Indiana, Inc.

(3)	Title of Securities: DUK 4.9 07/15/43

(4)	Date of First Offering: 07/08/13

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.547

Comparable Securities

1) Pacific Gas & Electric, C#694308HD2
2) South Carolina Electric & Gas, C#837004CG3
3) Georgia Power Company, C#373334KA8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 07/08/13

(10)	Portfolio Assets on Trade Date: $1,709,931,243

(11)	Price Paid per Unit: $99.547

(12)	Total Price Paid by Portfolio: 1,110,000 bonds @ $99.547 = $1,104,971.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.547 = $9,954,700.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 109 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Credit Suisse	HSBC

Co-Managers	Citigroup
Mizuho Securities	J.P. Morgan
Morgan Stanley	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.375 01/15/19

(4)	Date of First Offering: 07/09/13

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.652

Comparable Securities

1) Lexmark International, C#529772AF2
2) IBM Corporation, C#459200HH7
3) Texas Instruments, C#882508AU8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 07/09/13

(10)	Portfolio Assets on Trade Date: $1,712,512,994

(11)	Price Paid per Unit: $99.652

(12)	Total Price Paid by Portfolio: 5,220,000 bonds @ $99.652 = $5,201,834.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 65,000,000 bonds @ $99.652 = $64,773,800.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.304%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 36 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/9/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup
RBC Capital Markets	BofA Merrill Lynch
Regions Securities	BNY Mellon Capital Markets
US Bancorp	J.P. Morgan
Wells Fargo Securities	Morgan Stanley

Co-Managers	BB&T Capital Markets
Capital One Securities	BBVA Securities
Comerica Securities	Mitsubishi UFJ Securities
Raymond James	Moelis & Company
SMBC Nikko	PNC Capital Markets

(2)	Names of Issuers: Realty Income Corporation

(3)	Title of Securities: O 4.65 08/01/23

(4)	Date of First Offering: 07/09/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.775

Comparable Securities

1) EPR Properties, C#26884UAA7
2) DDR Corporation, C#23317HAB8
3) Health Care REIT, C#42217KBA3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 07/09/13

(10)	Portfolio Assets on Trade Date: $1,712,512,994

(11)	Price Paid per Unit: $99.775

(12)	Total Price Paid by Portfolio: 1,045,000 bonds @ $99.775 = $1,042,648.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.775 = $14,966,250.00

(14)	% of Portfolio Assets Applied to Purchase 0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 44 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/9/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Credit Suisse	HSBC

Co-Managers	Citigroup
Mizuho Securities	J.P. Morgan
Morgan Stanley	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 3.625 07/15/23

(4)	Date of First Offering: 07/09/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.098

Comparable Securities

1) Motorola Solutions, C#620076BC2
2) Texas Instruments, C#882508AW4
3) Microsoft, C#594918AQ7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 07/09/13

(10)	Portfolio Assets on Trade Date: $1,712,512,994

(11)	Price Paid per Unit: $99.098

(12)	Total Price Paid by Portfolio: 1,565,000 bonds @ $99.098 = $1,550,883.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 21,000,000 bonds @ $99.098 = $20,810,580.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 36 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/9/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman Sachs

Co-Managers	ABN AMRO Securities
ANZ Investment Bank	Banca IMI
Barclays	BB&T Capital Markets
BBVA Securities	BMO Capital Markets
BNY Mellon Capital Markets	Credit Agricole Securities (USA)
DBS Bank	Fifth Third Securities
Lloyds Securities	Mizuho Securities USA
RBC Capital Markets	SMBC Nikko
Standard Chartered Bank	SunTrust Robinson Humphrey
US Bancorp	UniCredit Capital Markets
Wells Fargo Securities	CastleOak Securities
Drexel Hamilton	Mischler Financial Group
Ramirez & Co.

(2)	Names of Issuers: Goldman Sachs Group

(3)	Title of Securities: GS 2.9 07/19/18

(4)	Date of First Offering: 07/16/13

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.917

Comparable Securities

1) Morgan Stanley, C#6174467U7
2) JPMorgan Chase & Co., 46625HJG6
3) NYSE Euronext, C#629491AB7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 144 years

(9)	Trade Date: 07/16/13

(10)	Portfolio Assets on Trade Date: $1,721,228,998

1

(11)	Price Paid per Unit: $99.917

(12)	Total Price Paid by Portfolio: 4,660,000 bonds @ $99.917 = $4,656,132.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 45,000,000 bonds @ $99.917 = $44,962,650.00

(14)	% of Portfolio Assets Applied to Purchase 0.271%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 144 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/16/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman Sachs
RBS Securities	JP Morgan Securities

Co-Managers	Mitsubishi UFJ Securities
BofA Merrill Lynch	RBC Capital Markets
Wells Fargo Securities	US Bancorp Investments

(2)	Names of Issuers: ERAC USA Finance

(3)	Title of Securities: ENTERP 2.8 11/01/18 144A

(4)	Date of First Offering: 07/18/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.852

Comparable Securities

1) Toyota Motor Credit Corp., C#89233P7E0
2) Carnival Corporation, C#143658AY8
3) Amazon, C#023135AH9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 56 years

(9)	Trade Date: 07/18/13

(10)	Portfolio Assets on Trade Date: $1,722,584,394

(11)	Price Paid per Unit: $99.852

(12)	Total Price Paid by Portfolio: 1,160,000 bonds @ $99.852 = $1,158,283.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $99.852 = $17,973,360.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 56 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup

Co-Managers	Deutsche Bank Securities
Credit Agricole Securities	Goldman, Sachs & Co.
Drexel Hamilton	HSBC Securities (USA) Inc.
Goto Capital Markets	J.P. Morgan Securities LLC
MFR Securities	UBS Securities
Mischler Financial Group	Wells Fargo Securities
National Bank of Canada	ABN AMRO Securities
Nomura Securities	Banca IMI
PNC Capital Markets	BBVA Securities
RBC Capital Markets	BNY Mellon Capital Markets
Samuel A. Ramirez & Co.	C.L. King & Associates
SMBC Nikko Securities	Capital One Securities
SunTrust Robinson Humphrey	CIBC World Markets
Swedbank AB

(2)	Names of Issuers: Citigroup

(3)	Title of Securities: C 1.7 07/15/16

(4)	Date of First Offering: 07/18/13

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.953

Comparable Securities

1) Morgan Stanley, C#61746BDG8
2) Western Union Co., C#959802AQ2
3) Santander Holdings USA, C#80282KAB2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 201 years

(9)	Trade Date: 07/18/13

(10)	Portfolio Assets on Trade Date: $1,722,584,394

1

(11)	Price Paid per Unit: $99.953

(12)	Total Price Paid by Portfolio: 4,155,000 bonds @ $99.953 = $4,153,047.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 41,000,000 bonds @ $99.953 = $40,980,730.00

(14)	% of Portfolio Assets Applied to Purchase 0.241%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 201 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
US Bancorp	Citigroup
Wells Fargo Securities	RBS

Co-Managers	BNY Mellon Capital Markets
Mitsubishi UFJ Securities	CastleOak Securities
PNC Capital Markets	Drexel Hamilton
RBC Capital Markets	Fifth Third Securities

(2)	Names of Issuers: The Kroger Co.

(3)	Title of Securities: KR 5.15 08.01.43

(4)	Date of First Offering: 07/18/13

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.665

Comparable Securities

1) Philip Morris International, C#718172AW9
2) Pepsico, C#713448CC0
3) Estee Lauder Co., C#29736RAF7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 07/18/13

(10)	Portfolio Assets on Trade Date: $1,722,584,394

(11)	Price Paid per Unit: $99.665

(12)	Total Price Paid by Portfolio: 1,035,000 bonds @ $99.665 = $1,031,532.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.665 = $14,949,750.00

(14)	% of Portfolio Assets Applied to Purchase 0.060%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 130 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
US Bancorp	Citigroup
Wells Fargo Securities	RBS

Co-Managers	BNY Mellon Capital Markets
Mitsubishi UFJ Securities	CastleOak Securities
PNC Capital Markets	Drexel Hamilton
RBC Capital Markets	Fifth Third Securities

(2)	Names of Issuers: The Kroger Co.

(3)	Title of Securities: KR 3.85 08/01/23

(4)	Date of First Offering: 07/18/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.958

Comparable Securities

1) Hershey Company, C#427866AT5
2) Pepsico, C#713448CG1
3) Estee Lauder Co., C#29736RAE0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 07/18/13

(10)	Portfolio Assets on Trade Date: $1,722,584,394

(11)	Price Paid per Unit: $99.958

(12)	Total Price Paid by Portfolio: 1,765,000 bonds @ $99.958 = $1,764,258.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 26,000,000 bonds @ $99.958 = $25,989,080.00

(14)	% of Portfolio Assets Applied to Purchase 0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 130 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/18/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Credit Suisse
Citigroup	Deutsche Bank Securities
RBS	Goldman Sachs

Co-Managers	Barclays Capital
BNY Mellon	Credit Agricole Securities (USA)
ING Financial Markets	J.P. Morgan Securities
Lloyds Securities	Merrill Lynch, Pierce, Fenner & Smith
Mitsubishi UFJ	Morgan Stanley & Co.
nabSecurities	Natixis Securities Americas
Nomura Securities	PNC Capital Markets
RBC Capital Markets	Scotia Capital (USA)
Standard Chartered	SunTrust Robinson Humphrey
U.S. Bancorp	UBS Securities
Wells Fargo Securities

(2)	Names of Issuers: ING U.S.

(3)	Title of Securities: VOYA 5.7 07/15/43

(4)	Date of First Offering: 07/23/13

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.646

Comparable Securities

1) Aon, C#00185AAC8
2) Jefferies Group, C#472319AM4
3) MetLife, C#59156RBD9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/23/13

(10)	Portfolio Assets on Trade Date: $1,727,131,636

1

(11)	Price Paid per Unit: $99.646

(12)	Total Price Paid by Portfolio: 545,000 bonds @ $99.646 = $543,070.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 8,000,000 bonds @ $99.646 = $7,971,680.00

(14)	% of Portfolio Assets Applied to Purchase 0.031%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 22 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/23/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	RBC Capital Markets
Goldman Sachs

Co-Managers	ANZ Securities
nabSecurities	Capital One Securities
Santander Investment Securities	Credit Agricole Securities (USA)
SG Americas Securities	HSBC Securities (USA)
SunTrust Robinson Humphrey	ING Financial Markets
TD Securities (USA)	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Royal Bank of Canada

(3)	Title of Securities: RY 2.2 07/27/18

(4)	Date of First Offering: 07/24/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1) BB&T Corporation, C#05531FAN3
2) Canadian Imperial Bank, C#136069FA4
3) Corpbanca, C#21987AAB6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 07/24/13

(10)	Portfolio Assets on Trade Date: $1,720,978,408

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 5,245,000 bonds @ $100 = $5,245,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 67,500,000 bonds @ $100 = $67,500,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.305%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 149 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/24/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
Deutsche Bank Securities	Citigroup Global Markets
Wells Fargo Securities

Co-Managers	ANZ Securities
nabSecurities	Mitsubishi UFJ Securities
TD Securities	Mizuho Securities USA
U.S. Bancorp Investments	CastleOak Securities
Samuel A. Ramirez & Co.	Lebenthal & Co.
The Williams Capital Group

(2)	Names of Issuers: American Express Credit Corporation

(3)	Title of Securities: AXP 1.3 07/29/16, C#0258M0DG1

(4)	Date of First Offering: 07/24/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.977

Comparable Securities

1) General Electric Capital Corporation, C#36962G6Z2
2) Capital One Financial Corporation, C#14040HBA2
3) Western Union Company, C#959802AQ2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 163 years

(9)	Trade Date: 07/24/13

(10)	Portfolio Assets on Trade Date: $1,720,978,408

(11)	Price Paid per Unit: $99.977

(12)	Total Price Paid by Portfolio: 3,150,000 bonds @ $99.977 = $3,149,275.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 47,000,000 bonds @ $99.977 = $46,989,190.00

(14)	% of Portfolio Assets Applied to Purchase 0.183%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 163 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/24/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofAMerrill Lynch
Morgan Stanley

Co-Managers	Citigroup Global Markets
Credit Suisse	U.S. Bancorp Investments
J.P. Morgan	HSBC Securities (USA)
Wells Fargo Securities	Barclays Capital

(2)	Names of Issuers: The Travelers Companies, Inc.

(3)	Title of Securities: TRV 4.6 08/01/43

(4)	Date of First Offering: 07/25/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.742

Comparable Securities

1) Aon PLC, C#00185AAC8
2) MetLife, C#59156RBD9
3) Jefferies Group, C#472319AM4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 07/25/13

(10)	Portfolio Assets on Trade Date: $1,718,634,158

(11)	Price Paid per Unit: $99.742

(12)	Total Price Paid by Portfolio: 1,465,000 bonds @ $99.742 = $1,461,220.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 17,000,000 bonds @ $99.742 = $16,956,140.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 160 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/25/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofAMerrill Lynch
DNB Markets	Morgan Stanley
Mitsubishi UFJ Securities	Wells Fargo Securities
Mizuho Securities	Credit Suisse Securities
Scotia Capital

Co-Managers	Credit Agricole Securities (USA)
CIBC World Markets	Societe Generale
RBS Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: Kinder Morgan Energy Partners

(3)	Title of Securities: KMP 2.65 02/01/19

(4)	Date of First Offering: 07/29/13

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.858

Comparable Securities

1) Petrobras Global Finance, C#71647NAB5
2) BP Capital Markets, C#05565QCE6
3) CNOOC Finance 2013, C#12625GAB0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 07/29/13

(10)	Portfolio Assets on Trade Date: $1,720,190,621

(11)	Price Paid per Unit: $99.858

(12)	Total Price Paid by Portfolio: 1,050,000 bonds @ $99.858 = $1,048,509.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $99.858 = $17,974,440.00

(14)	% of Portfolio Assets Applied to Purchase 0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 16 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/29/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
RBS Securities	Deutsche Bank Securities
Goldman, Sachs & Co.	HSBC Securities (USA)

Co-Managers	Barclays Capital
Wells Fargo Securities	BofA Merrill Lynch
BBVA Securities	Credit Suisse
Lloyds Securities	DnB Markets)
Scotiabank	Morgan Stanley
SMBC Nikko	J.P Morgan
Standard Chartered Bank	Mitsubishi UFJ Securities
ANZ Securities	US Bancorp
BNY Mellon Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 4.75 08/01/43

(4)	Date of First Offering: 07/29/13

(5)	Amount of Total Offering: $900,000,000

(6)	Unit Price of Offering: $99.794

Comparable Securities

1) Statoil ASA, C#85771PAL6
2) Petrobras Global Finance, C#71647NAA7
3) Sunoco Logistics Partners Operations, C#86765BAM1

(7)  Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 07/29/13

(10)	Portfolio Assets on Trade Date: $1,720,190,621

(11)	Price Paid per Unit: $99.794

1

(12)	Total Price Paid by Portfolio: 1,050,000 bonds @ $99.794 = $1,047,837.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.794 = $9,979,400.00

(14)	% of Portfolio Assets Applied to Purchase 0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 94 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/29/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
RBS Securities	Deutsche Bank Securities
J.P. Morgan Securities	HSBC Securities (USA)

Co-Managers	Barclays Capital
Wells Fargo Securities	BofA Merrill Lynch
BBVA Securities	Credit Suisse
Lloyds Securities	DnB Markets) Scotiabank
Goldman, Sachs & Co.
SMBC Nikko	Mitsubishi UFJ Securities
Standard Chartered Bank	Morgan Stanley
ANZ Securities	US Bancorp
BNY Mellon Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 2 08/01/18

(4)	Date of First Offering: 07/29/13

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.929

Comparable Securities

1) CNOOC Finance 2013, C#12625GAB0
2) Petrobras Global Finance, C#71647NAB5
3) BP Capital Markets, C#05565QCE6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 07/29/13

(10)	Portfolio Assets on Trade Date: $1,720,190,621

(11)	Price Paid per Unit: $99.929

1

(12)	Total Price Paid by Portfolio: 2,625,000 bonds @ $99.929 = $2,623,136.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.929 = $24,982,250

(14)	% of Portfolio Assets Applied to Purchase 0.152%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 94 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/29/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
RBS Securities	Deutsche Bank Securities
Morgan Stanley	HSBC Securities (USA)

Co-Managers	Barclays Capital
Wells Fargo Securities	BofA Merrill Lynch
BBVA Securities	Credit Suisse
Lloyds Securities	DnB Markets)
Scotiabank	Goldman, Sachs & Co.
SMBC Nikko	J.P Morgan
Standard Chartered Bank	Mitsubishi UFJ Securities
ANZ Securities	US Bancorp
BNY Mellon Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 3.5 08/01/23

(4)	Date of First Offering: 07/29/13

(5)	Amount of Total Offering: $1,100,000,000

(6)	Unit Price of Offering: $99.766

Comparable Securities

1) CNOOC Finance 2013, C#12625GAC8
2) Petrobras Global Finance, C#71647NAF6
3) BP Capital Markets, C#05565QCD8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 07/29/13

(10)	Portfolio Assets on Trade Date: $1,720,190,621

(11)	Price Paid per Unit: $99.766

1

(12)	Total Price Paid by Portfolio: 2,625,000 bonds @ $99.766 = $2,618,857.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.766 = $24,941,500.00

(14)	% of Portfolio Assets Applied to Purchase 0.152%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 94 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/29/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Morgan Stanley
Citigroup	J.P. Morgan
UBS Investment Bank

Co-Managers	Barclays Capital
Goldman, Sachs & Co.	Wells Fargo Securities
Credit Suisse Securities (USA)	Deutsche Bank Securities
Fifth Third Securities	BB&T Capital Markets
Mizuho Securities USA	PNC Capital Markets
SMBC Nikko Securities	SunTrust Robinson Humphrey
U.S. Bancorp Investments

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 5.1 01/15/44

(4)	Date of First Offering: 07/30/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.865

Comparable Securities

1) Baxter International, C#071813BG3
2) Pfizer, C#717081DE0
3) Merck, C#58933YAJ4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 07/30/13

(10)	Portfolio Assets on Trade Date: $1,717,599,722

(11)	Price Paid per Unit: $99.865

(12)	Total Price Paid by Portfolio: 735,000 bonds @ $99.865 = $734,007.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 9,000,000 bonds @ $99.865 = $8,987,850.00

(14)	% of Portfolio Assets Applied to Purchase 0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	7/30/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	J.P. Morgan Securities
Citigroup Global Markets	Barclays Capital
Goldman, Sachs & Co.

Co-Managers	Wells Fargo Securities
U.S. Bancorp Investments	BofA Merrill Lynch
The Williams Capital Group	Credit Suisse
BNY Mellon Capital Markets	Deutsche Bank Securities
PNC Capital Markets	Morgan Stanley & Co.

(2)	Names of Issuers: The Allstate Corporation

(3)	Title of Securities: ALL 5.75 08/15/53

(4)	Date of First Offering: 08/05/13

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1) Aon, C#00185AAC8
2) Jefferies Group, C#472319AM4
3) MetLife, C#59156RBD9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 82 years

(9)	Trade Date: 08/05/13

(10)	Portfolio Assets on Trade Date: $1,718,608,392.93

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio: 1,725,000 bonds @ $100.000 = $1,725,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 82 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/5/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	RBC Capital Markets
BNP Paribas	RBS Securities
Citigroup Global Markets	UBS Securities
Deutsche Bank Securities

Co-Managers
Banca IMI	SMBC Nikko Securities
DNB Nor Markets	Standard Chartered Bank
HSBC Securities	US Bancorp Investments
Scotia Capital USA	Wells Fargo Securities

(2)	Names of Issuers: Boston Scientific

(3)	Title of Securities: BSX 4.125 10/01/23

(4)	Date of First Offering: 08/08/13

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.936

Comparable Securities

1) Celgene Corporation, C#151020AJ3
2) Baxter International, C#071813BL2
3) Covidien International Finance, C#22303QAP5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.650%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 08/08/13

(10)	Portfolio Assets on Trade Date: $1,721,598,524.05

(11)	Price Paid per Unit: $99.936

(12)	Total Price Paid by Portfolio: 2,105,000 bonds @ $99.936 = $2,103,652.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 29,000,000 bonds @ $99.936 = $28,981,440.00

(14)	% of Portfolio Assets Applied to Purchase 0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 34 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	RBC Capital Markets
BNP Paribas	RBS Securities
Citigroup Global Markets	UBS Securities
Deutsche Bank Securities

Co-Managers
Banca IMI	SMBC Nikko Securities
DNB Nor Markets	Standard Chartered Bank
HSBC Securities	US Bancorp Investments
Scotia Capital USA	Wells Fargo Securities

(2)	Names of Issuers: Boston Scientific Corporation

(3)	Title of Securities: BSX 2.65 10/01/18

(4)	Date of First Offering: 08/08/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.954

Comparable Securities

1) Celgene Corporation, C#151020AK0
2) Baxter International, C#071813BJ7
3) Thermo Fisher Scientific, C#883556BB7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 08/08/13

(10)	Portfolio Assets on Trade Date: $1,721,598,524.05

(11)	Price Paid per Unit: $99.954

(12)	Total Price Paid by Portfolio: 2,630,000 bonds @ $99.954 = $2,628,790.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 46,000,000 bonds @ $99.954 = $45,978,840.00

(14)	% of Portfolio Assets Applied to Purchase 0.153%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 34 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Deutsche Bank Securities	Scotiabank
Morgan Stanley	U.S. Bancorp RBS
Securities	BBVA Securities
SMBC Nikko	Credit Agricole CIB
Wells Fargo Securities	HSBC Securities
Credit Suisse	ING Financial Markets
Mitsubishi UFJ Securities	Regions Securities
PNC Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Prologis L.P.

(3)	Title of Securities: PLD 4.25 08/15/23, C#74340XAW1

(4)	Date of First Offering: 08/08/13

(5)	Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.742

Comparable Securities

1) Alexander Real Estate, C#015271AD1
2) DDR Corporation, C#23317HAB8
3) ERP Operating LP, C#26884AB0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 08/08/13

(10)	Portfolio Assets on Trade Date: $1,721,598,524.05

(11)	Price Paid per Unit: $99.742

1

(12)	Total Price Paid by Portfolio: 3,680,000 bonds @ $99.742 = $3,670,505.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.742 = $34,909,700.00

(14)	% of Portfolio Assets Applied to Purchase 0.213%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/8/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merill Lynch	Wells Fargo Securities
Citigroup	BNP Paribas
J.P. Morgan	Mizuho Securities
RBS	RBC Capital Markets
Deutsche Bank Securities	SMBC Nikko
Morgan Stanley

Co-Managers
Guggenheim Securities	The Williams Group
Lloyds Securities	Santender
U.S. Bancorp	Banca IMI
BNY Mellon Capital Markets

(2)	Names of Issuers: Viacom Inc.

(3)	Title of Securities: VIA 5.85 09/01/43, C#92553PAU6

(4)	Date of First Offering: 08/12/13

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.353

Comparable Securities

1) Vodafone Group, C#92857WBD1
2) Apple, C#037833AL4
3) Microsoft, C#594918AR5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 08/12/13

(10)	Portfolio Assets on Trade Date: $1,719,953,001.62

(11)	Price Paid per Unit: $99.353

1

(12)	Total Price Paid by Portfolio: 2,110,000 bonds @ $99.353 = $2,096,348.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 21,000,000 bonds @ $99.353 = $20,864,130.00

(14)	% of Portfolio Assets Applied to Purchase 0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 7 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merill Lynch	Wells Fargo Securities
Citigroup	BNP Paribas
J.P. Morgan	Mizuho Securities
RBS	RBC Capital Markets
Deutsche Bank Securities	SMBC Nikko
Morgan Stanley

Co-Managers
Guggenheim Securities	The Williams Group
Lloyds Securities	Santender
U.S. Bancorp	Banca IMI
BNY Mellon Capital Markets

(2)	Names of Issuers: Viacom Inc.

(3)	Title of Securities: VIA 4.25 09/01/23, C#92553PAT9

(4)	Date of First Offering: 08/12/13

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $98.968

Comparable Securities

1) Telefonica Emisiones SAU, C#87938WAR4
2) AT&T, C#00206RBN1
3) Baidu, C#056752AB4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 08/12/13

(10)	Portfolio Assets on Trade Date: $1,719,953,001.62

(11)	Price Paid per Unit: $98.968

1

(12)	Total Price Paid by Portfolio: 2,110,000 bonds @ $98.968 = $2,088,224.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 37,000,000 bonds @ $98.968 = $36,618,160.00

(14)	% of Portfolio Assets Applied to Purchase 0.121%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 7 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merill Lynch	Wells Fargo Securities
Citigroup	BNP Paribas
J.P. Morgan	Mizuho Securities
RBS	RBC Capital Markets
Deutsche Bank Securities	SMBC Nikko
Morgan Stanley

Co-Managers
Guggenheim Securities	The Williams Group
Lloyds Securities	Santender
U.S. Bancorp	Banca IMI
BNY Mellon Capital Markets

(2)	Names of Issuers: Viacom Inc.

(3)	Title of Securities: VIA 2.5 09/01/18, C#92553PAS1

(4)	Date of First Offering: 08/12/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.423

Comparable Securities

1) Telefonica Emisiones SAU, C#87938WAQ6
2) Vodafone Group, C#92857WBE9
3) Baidu, C#056752AA6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 08/12/13

(10)	Portfolio Assets on Trade Date: $1,719,953,001.62

(11)	Price Paid per Unit: $99.423

1

(12)	Total Price Paid by Portfolio: 1,055,000 bonds @ $99.423 = $1,048,912.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 27,000,000 bonds @ $99.423 = $26,844,210.00

(14)	% of Portfolio Assets Applied to Purchase 0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 7 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	RBS
BNP Paribas	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Virginia Electric and Power Company

(3)	Title of Securities: D 4.65 08/15/43, C#927804FP4

(4)	Date of First Offering: 08/12/13

(5)	Amount of Total Offering: $585,000,000

(6)	Unit Price of Offering: $99.952

Comparable Securities

1) Southern Power Company, C#843646AJ9
2) PPL Electric Utilities, C#6951UAR4
3) South Carolina Electric & Gas, C#837004CG3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 08/12/13

(10)	Portfolio Assets on Trade Date: $1,719,953,001.62

(11)	Price Paid per Unit: $99.952

(12)	Total Price Paid by Portfolio: 2,110,000 bonds @ $99.952 = $2,108,987.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.952 = $19,990,400.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.123%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Mitsubishi UFJ Securities	Wells Fargo Securities
UBS Investment Bank

Co-Managers
U.S. Bancorp	Goldman, Sachs & Co.
Barclays	Ramirez & Co., Inc.
Deutsche Bank Securities

(2)	Names of Issuers: Westar Energy

(3)	Title of Securities: WR 4.625 09/01/43, C#95709TAK6

(4)	Date of First Offering: 08/12/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.998

Comparable Securities

1) Southern Power Company, C#843646AJ9
2) PPL Electric Utilities, C#6951UAR4
3) South Carolina Electric & Gas, C#837004CG3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 104 years

(9)	Trade Date: 08/12/13

(10)	Portfolio Assets on Trade Date: $1,719,953,001.62

(11)	Price Paid per Unit: $99.998

(12)	Total Price Paid by Portfolio: 1,060,000 bonds @ $99.998 = $1,059,978.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.998 = $9,999,800.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 104 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/12/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P Morgan Securities	U.S. Bancorp Investments
Morgan Stanley & Co.	Wells Fargo Securities

Co-Managers
BB&T Capital Markets	Fifth Third Securities
Commerz Markets	The Williams Capital Group

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 2.45 09/01/19, C#842587CJ4

(4)	Date of First Offering: 08/21/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.798

Comparable Securities

1) Duke Energy Corporation, C#26441CAK1
2) Virginia Electric & Power, C#927804FM1
3) American Electric Power, C#025537AF8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8)	Years of Issuer’s Operations: 68 years

(9)	Trade Date: 08/21/13

(10)	Portfolio Assets on Trade Date: $1,696,177,933.79

(11)	Price Paid per Unit: $99.798

(12)	Total Price Paid by Portfolio: 1,899,000 bonds @ $99.798 = $1,895,164.02

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $99.798 = $17,963,640.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 68 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	8/21/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Credit Suisse Securities	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
Barclays Capital	Sun Trust Robinson Humphrey
BNY Mellon Capital Markets	TD Securities (USA)
Citigroup Global Markets	The Williams Capital Group
Fifth Third Securities	U.S. Bancorp Investments
Morgan Stanley & Co.	Wells Fargo Securities
RBC Capital Markets	Lebenthal & Co.,
RBS Securities

(2)	Names of Issuers: The Home Depot, Inc.

(3)	Title of Securities: HD 4.875 02/15/44, C#437076BD3

(4)	Date of First Offering: 09/03/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $98.506

Comparable Securities

1) Altria Group, C#02209SAQ6
2) Philip Morris Intl, C#718172AW9
3) Anheuser-Busch, C#035242AB2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 09/03/13

(10)	Portfolio Assets on Trade Date: $1,697,929,502.35

(11)	Price Paid per Unit: $98.506

1

(12)	Total Price Paid by Portfolio: 1,200,000 bonds @ $98.506 = $1,182,072.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 13,000,000 bonds @ $98.506 = $12,805,780.00

(14)	% of Portfolio Assets Applied to Purchase 0.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 35 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/3/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Credit Suisse Securities	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
Barclays Capital	Sun Trust Robinson Humphrey
BNY Mellon Capital Markets	TD Securities (USA)
Citigroup Global Markets	The Williams Capital Group
Fifth Third Securities	U.S. Bancorp Investments
Morgan Stanley & Co.	Wells Fargo Securities
RBC Capital Markets	Lebenthal & Co.,
RBS Securities

(2)	Names of Issuers: The Home Depot, Inc.

(3)	Title of Securities: HD 3.75 02/15/24, C#437076BC5

(4)	Date of First Offering: 09/03/13

(5)	Amount of Total Offering: $1,100,000,000

(6)	Unit Price of Offering: $99.481

Comparable Securities

1) Amazon, C#023135AJ5
2) Stanley Black & Decker, C#854502AD3
3) Wyndham Worldwide, C#98310WAL2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.450%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 09/03/13

(10)	Portfolio Assets on Trade Date: $1,697,929,502.35

(11)	Price Paid per Unit: $99.481

1

(12)	Total Price Paid by Portfolio: 3,120,000 bonds @ $99.481 = $3,103,807.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.481 = $29,844,300.00

(14)	% of Portfolio Assets Applied to Purchase 0.183%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 35 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/3/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank Securities
Barclays Capital	ING Bank NV
Citigroup Global Markets
Co-Managers

(2)	Names of Issuers: ING Bank NV

(3)	Title of Securities: INTNED 5.8 09/25/23 144A, C#449786AY8

(4)	Date of First Offering: 09/16/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.543

Comparable Securities

1) American Tower, C#03207XAD2
2) Genworth Holdings, C#372491AA8
3) Zions Bancorporation, C#989701BE6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.50%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 09/16/13

(10)	Portfolio Assets on Trade Date: $1,701,470,089.80

(11)	Price Paid per Unit: $99.543

(12)	Total Price Paid by Portfolio: 1,700,000 bonds @ $99.543 = $1,692,231.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.543 = $29,862,900.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.099%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 22 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/16/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Lloyds Securities
BMO Capital Markets	Mitsubishi UFJ Securities
BofA Merrill Lynch	Wells Fargo Securities
Citigroup	UBS Investment Bank

Co-Managers
Blaylock Robert Van	Deutsche Bank Securities
BNY Mellon Capital Markets	Scotia Bank Securities

(2)	Names of Issuers: CME Group Inc.

(3)	Title of Securities: CME 5.3 09/15/43, C#12572QAF2

(4)	Date of First Offering: 09/04/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.82

Comparable Securities

1) JPMorgan Chase, C#46625HJM3
2) Prudential Financial, C#74432QBY0
3) Aon, C#00185AAC8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8)	Years of Issuer’s Operations: 6 years

(9)	Trade Date: 09/04/13

(10)	Portfolio Assets on Trade Date: $1,692,811,913.13

(11)	Price Paid per Unit: $99.82

(12)	Total Price Paid by Portfolio: 2,065,000 bonds @ $99.82 = $2,061,283.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.82 = $24,955,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 6 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/4/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	RBS
Deutsche Bank Securities

Co-Managers
Barclays	Goldman, Sachs & Co.
Citigroup	RBC Capital Markets
J.P. Morgan	SMBC Nikko
Morgan Stanley	BOSC, Inc.
UBS Investment Bank	UMB Financial Services
US Bancorp	The Williams Capital Group
Wells Fargo Securities	Tuohy Brothers
BB&T Capital Markets

(2)	Names of Issuers: Oneok Partners

(3)	Title of Securities: OKS 3.2 09/15/18, C#68268NAK9

(4)	Date of First Offering: 09/09/13

(5)	Amount of Total Offering: $425,000,000

(6)	Unit Price of Offering: $99.935

Comparable Securities

1) Total Capital SA, C#89152UAG7
2) Petrobras Global Finance, C#71647NAB5
3) BP Capital Markets, C#05565QCE6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 09/09/13

(10)	Portfolio Assets on Trade Date: $1,693,927,904.82

(11)	Price Paid per Unit: $99.935

1

(12)	Total Price Paid by Portfolio: 1,065,000 bonds @ $99.935 = $1,064,307.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 17,000,000 bonds @ $99.935 = $16,988,950.00

(14)	% of Portfolio Assets Applied to Purchase 0.063%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 20 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/9/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	RBS
Deutsche Bank Securities

Co-Managers
Barclays	Goldman, Sachs & Co.
Citigroup	RBC Capital Markets
J.P. Morgan	SMBC Nikko
Morgan Stanley	BOSC, Inc.
UBS Investment Bank	UMB Financial Services
US Bancorp	The Williams Capital Group
Wells Fargo Securities	Tuohy Brothers
BB&T Capital Markets

(2)	Names of Issuers: Oneok Partners

(3)	Title of Securities: OKS 6.2 09/15/43, C#68268NAM5

(4)	Date of First Offering: 09/09/13

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.567

Comparable Securities

1) Sunoco Logistics Partner, C#86765BAM1
2) Cenovus Energy, C#15135UAK5
3) Shell International Finance, C#822582AY8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.650%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 09/09/13

(10)	Portfolio Assets on Trade Date: $1,693,927,904.82

(11)	Price Paid per Unit: $99.567

1

(12)	Total Price Paid by Portfolio: 1,035,000 bonds @ $99.567 = $1,030,518.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.567 = $9,956,700.00

(14)	% of Portfolio Assets Applied to Purchase 0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 20 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/9/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co-Managers
Deutsche Bank Securities	Santander

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 2.5 09/15/16, C#92343VBN3

(4)	Date of First Offering: 09/11/13

(5)	Amount of Total Offering: $4,250,000,000

(6)	Unit Price of Offering: $99.923

Comparable Securities

1) British Telecom, C#111021AH4
2) Vodafone Group, C#92857WBA7
3) AT&T, C#00206RBR2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.300%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/11/13

(10)	Portfolio Assets on Trade Date: $1,696,626,484.85

(11)	Price Paid per Unit: $99.923

(12)	Total Price Paid by Portfolio: 4,270,000 bonds @ $99.923 = $4,266,712.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 77,000,000 bonds @ $99.923 = $76,940,710.00

(14)	% of Portfolio Assets Applied to Purchase 0.251%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co-Managers
Deutsche Bank Securities	Santander

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 6.55 09/15/33, C#92343VBT0

(4)	Date of First Offering: 09/11/13

(5)	Amount of Total Offering: $15,000,000,000

(6)	Unit Price of Offering: $99.883

Comparable Securities

1) Viacom, C#92553PAQ5
2) Vodafone Group, C#92857WBD1
3) Jefferies Group, C#472319AM4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.750%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/11/13

(10)	Portfolio Assets on Trade Date: $1,696,626,484.85

(11)	Price Paid per Unit: $99.883

(12)	Total Price Paid by Portfolio: 2,505,000 bonds @ $99.883= $2,502,069.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 54,000,000 bonds @ $99.883 = $53,936,820.00

(14)	% of Portfolio Assets Applied to Purchase 0.147%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UJF Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co-Managers
Deutsche Bank Securities	Santander

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 6.4 09/15/33, C#92343VBS2

(4)	Date of First Offering: 09/11/13

(5)	Amount of Total Offering: $6,000,000,000

(6)	Unit Price of Offering: $99.9

Comparable Securities

1) Viacom, C#92553PAQ5
2) Jefferies Group, C#472319AM4
3) Vodafone Group, C#92857WBD1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.75%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/11/13

(10)	Portfolio Assets on Trade Date: $1,696,626,484.85

(11)	Price Paid per Unit: $99.9

(12)	Total Price Paid by Portfolio: 2,990,000 bonds @ $99.9 = $2,987,010.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.9 = $29,970,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.176%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co-Managers
Deutsche Bank Securities	Santander

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 5.15 09//15/23, C#92343VBR4

(4)	Date of First Offering: 09/11/13

(5)	Amount of Total Offering: $11,000,000,000

(6)	Unit Price of Offering: $99.676

Comparable Securities

1) Telefonica Emisiones, C#87938WAR4
2) Viacom, C#92553PAR3
3) Baidu, C#05672AB4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.450%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/11/13

(10)	Portfolio Assets on Trade Date: $1,696,626,484.85

(11)	Price Paid per Unit: $99.676

(12)	Total Price Paid by Portfolio: 1,600,000 bonds @ $99.676 = $1,594,816.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.676 = $39,870,400.00

(14)	% of Portfolio Assets Applied to Purchase 0.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/20/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co-Managers
Deutsche Bank Securities	Santander

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 4.5 09//15/20, C#92343VBQ6

(4)	Date of First Offering: 09/11/13

(5)	Amount of Total Offering: $4,000,000,000

(6)	Unit Price of Offering: $99.87

Comparable Securities

1) Baidu, C#056752AC2
2) Telefonica Emisiones, C#87938WAQ6
3) Baidu, C#056752AA6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.400%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/11/13

(10)	Portfolio Assets on Trade Date: $1,696,626,484.85

(11)	Price Paid per Unit: $99.87

(12)	Total Price Paid by Portfolio: 1,065,000 bonds @ $99.87 = $1,063,615.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 13,000,000 bonds @ $99.87 = $12,983,100

(14)	% of Portfolio Assets Applied to Purchase 0.063%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Mitsubishi UFJ Securities
BofA Merrill Lynch	Mizuho Securities
J.P. Morgan	RBC Capital Markets
Morgan Stanley	RBS
Citigroup	Wells Fargo Securities
Credit Suisse

Co-Managers
Deutsche Bank Securities	Santander

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 3.65 09/14/18, C#92343VBP8

(4)	Date of First Offering: 09/11/13

(5)	Amount of Total Offering: $4,750,000,000

(6)	Unit Price of Offering: $99.996

Comparable Securities

1) Baidu, C#056752AC2
2) Telefonica Emisiones, C#87938WAQ6
3) Baidu, C#056752AA6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.350%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/11/13

(10)	Portfolio Assets on Trade Date: $1,696,626,484.85

(11)	Price Paid per Unit: $99.996

(12)	Total Price Paid by Portfolio: 3,202,000 bonds @ $99.996 = $3,201,871.92

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 62,000,000 bonds @ $99.996 = $61,997,520.00

(14)	% of Portfolio Assets Applied to Purchase 0.189%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/11/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	BNP Paribas
J.P. Morgan Securities	Mitsubishi UFJ Securities
RBS Securities	U.S. Bancorp Investments

Co-Managers
Citigroup Global Markets	Lloyds Securities
Wells Fargo Securities	Mizuho Securities USA
Deutsche Bank Securities	RBC Capital Markets
KeyBanc Capital Markets	SMBC Nikko Securities America

(2)	Names of Issuers: MidAmerican Energy Company

(3)	Title of Securities: MIDAM 4.8 09/15/43

(4)	Date of First Offering: 09/12/13

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.528

Comparable Securities

1) Commonwealth Edison, 202795JB7
2) PPL Electric Utilities, 69351UAR4
3) Southern Power Company, C#843646AJ9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8)	Years of Issuer’s Operations: 18 years

(9)	Trade Date: 09/12/13

(10)	Portfolio Assets on Trade Date: $1,697,906,662.34

(11)	Price Paid per Unit: $99.528

(12)	Total Price Paid by Portfolio: 1,510,000 bonds @ $99.528 = $1,502,872.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.528 = $14,929,200.00

(14)	% of Portfolio Assets Applied to Purchase 0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 18 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/12/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	BNP Paribas
J.P. Morgan Securities	Mitsubishi UFJ Securities
RBS Securities	U.S. Bancorp Investments

Co-Managers
Citigroup Global Markets	Lloyds Securities
Wells Fargo Securities	Mizuho Securities USA
Deutsche Bank Securities	RBC Capital Markets
KeyBanc Capital Markets	SMBC Nikko Securities America

(2)	Names of Issuers: MidAmerican Energy Company

(3)	Title of Securities: MIDAM 2.4 03/15/19

(4)	Date of First Offering: 09/12/13

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.944

Comparable Securities

1) Duke Energy Corporation, C#26441CAK1
2) American Electric Power, C#025537AF8
3) Unilever Capital, C#904764AQ0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.600%).

(8)	Years of Issuer’s Operations: 18 years

(9)	Trade Date: 09/12/13

(10)	Portfolio Assets on Trade Date: $1,697,906,662.34

(11)	Price Paid per Unit: $99.944

(12)	Total Price Paid by Portfolio: 2,670,000 bonds @ $99.944 = $2,668,504.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.944 = $24,986,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.157%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 18 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/12/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Morgan Stanley	Deutsche Bank Securities
J.P. Morgan Securities	Mitsubishi UFJ Securities
BofA Merrill Lynch	RBS Securities
RBC Capital Markets	SMBC Nikko Securities America
Barclays Capital	Sun Trust Robinson Humphrey
Citigroup Global Markets	UBS Securities
Credit Suisse Securities	Wells Fargo Securities

Co-Managers
BMO Capital Markets	Scotia Capital (USA)
CIBC World Markets	TD Securities (USA)
Goldman, Sachs & Co.	The Williams Capital Group
KeyBanc Capital Markets

(2)	Names of Issuers: Spectra Energy Partners, LP

(3)	Title of Securities: SEP 2.95 09/25/18

(4)	Date of First Offering: 09/16/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.829

Comparable Securities

1) Total Capital, C#89152UAG7
2) Petrobras Global Finance, C#71647NAB5
3) DCP Midstream Operating, C#23311VAC1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.60%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 09/16/13

(10)	Portfolio Assets on Trade Date: $1,701,470,089.80

(11)	Price Paid per Unit: $99.829

1

(12)	Total Price Paid by Portfolio: 1,065,000 bonds @ $99.829 = $1,063,178.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 23,000,000 bonds @ $99.829 = $22,960,670.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 7 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/16/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Morgan Stanley	Deutsche Bank Securities
J.P. Morgan Securities	Mitsubishi UFJ Securities
BofA Merrill Lynch	RBS Securities
RBC Capital Markets	SMBC Nikko Securities America
Barclays Capital	Sun Trust Robinson Humphrey
Citigroup Global Markets	UBS Securities
Credit Suisse Securities	Wells Fargo Securities

Co-Managers
BMO Capital Markets	Scotia Capital (USA)
CIBC World Markets	TD Securities (USA)
Goldman, Sachs & Co.	The Williams Capital Group
KeyBanc Capital Markets

(2)	Names of Issuers: Spectra Energy Partners, LP

(3)	Title of Securities: SEP 5.95 09/25/43

(4)	Date of First Offering: 09/16/13

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.875

Comparable Securities

1) Energy Transfer Partners, C#29273RAZ2
2) Shell International Finance, C#822582AY8
3) Petrobras Global Finance, C#71647NAA7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 09/16/13

(10)	Portfolio Assets on Trade Date: $1,701,470,089.80

1

(11)	Price Paid per Unit: $99.875

(12)	Total Price Paid by Portfolio: 685,000 bonds @ $99.875 = $684,143.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.875 = $6,991.250.00

(14)	% of Portfolio Assets Applied to Purchase 0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 7 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/16/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank Securities
Barclays Capital	ING Bank NV
Citigroup Global Markets

Co-Managers

(2)	Names of Issuers: ING Bank NV

(3)	Title of Securities: INTNED 5.8 09/25/23 144A, C#449786AY8

(4)	Date of First Offering: 09/16/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.543

Comparable Securities

1) American Tower, C#03207XAD2
2) Genworth Holdings, C#372491AA8
3) Zions Bancorporation, C#989701BE6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.50%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 09/16/13

(10)	Portfolio Assets on Trade Date: $1,701,470,089.80

(11)	Price Paid per Unit: $99.543

(12)	Total Price Paid by Portfolio: 1,700,000 bonds @ $99.543 = $1,692,231.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.543 = $29,862,900.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.099%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 22 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/16/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
HSBC Securities

Co-Managers
ABN AMRO Securities	Mizuho Securities USA
Banca IMI S.p.A.	nabSecurities
BBVA Securities	Natixis Securities Americas
BMO Capital Markets	RBC Capital Markets
BNY Mellon Capital Markets	RB International Markets
CIBC World Markets	RBS Securities
Citigroup Global Markets	Santander Investment Securities
Commerica Securities	Scotia Capital Commerz
Markets	SMBC Niko Securities
Danske Markets	The Williams Capital Group
J.P. Morgan Securities	U.S. Bancorp Investments
Lloyds Securities	Wells Fargo Securities

(2)	Names of Issuers: HSBC USA, Inc.

(3)	Title of Securities: HSBC 2.625 09/24/18

(4)	Date of First Offering: 09/17/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.828

Comparable Securities

1) American Tower Corp., C#0327XAC4
2) Corpbanca, C#21987AAB6
3) Western Union, C#959802AR0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.35%).

(8)	Years of Issuer’s Operations: 163 years

(9)	Trade Date: 09/17/13

(10)	Portfolio Assets on Trade Date: $1,703,748,038.61

1

(11)	Price Paid per Unit: $99.828

(12)	Total Price Paid by Portfolio: 3,200,000 bonds @ $99.828 = $3,194,496.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,600,000 bonds @ $99.828 = $30,547,368.00

(14)	% of Portfolio Assets Applied to Purchase 0.187%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 163 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/17/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital	RBC Capital Markets
Citigroup

Co-Managers
ANZ Securities	Societe Generale
CIBC	Standard Chartered Bank
Credit Suisse	Sun Trust Robinson Humphrey
Deutsche Bank Securities	TD Securities
NabSecurities	UBS Investment Bank
National Bank of Canada	Wells Fargo Securities
Santander

(2)	Names of Issuers: Royal Bank of Canada

(3)	Title of Securities: RY 2 10/01/18, C#78011DAF1

(4)	Date of First Offering: 09/24/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.924

Comparable Securities

1) Westpac Banking Corporation, C#961214CC5
2) Regions Financial Corporation, C#7519EPAJ9
3) Bank of America, C#06051GET2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.250%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 09/24/13

(10)	Portfolio Assets on Trade Date: $1,722,086,361.80

(11)	Price Paid per Unit: $99.924

(12)	Total Price Paid by Portfolio: 3,735,000 bonds @ $99.924 = $3,732,161.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 45,000,000 bonds @ $99.924 = $44,965,800.00

(14)	% of Portfolio Assets Applied to Purchase 0.217%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 149 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/24/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Morgan Stanley & Co.
Goldman, Sachs & Co.

Co-Managers
J.P. Morgan	Mitsubishi UFJ Securities
Wells Fargo Securities	Mizuho Securities
Deutsche Bank	US Bank
HSBC

(2)	Names of Issuers: Edwards Lifesciences Corporation

(3)	Title of Securities: EW 2.875 10/15/18, C328176EAC2

(4)	Date of First Offering: 09/24/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.498

Comparable Securities

1) Celgene, C#151020AK0
2) Baxter International, C#071813BJ7
3) Pfizer, C#717081DG5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.60%).

(8)	Years of Issuer’s Operations: 141 years

(9)	Trade Date: 09/24/13

(10)	Portfolio Assets on Trade Date: $1,722,086,361.80

(11)	Price Paid per Unit: $99.498

(12)	Total Price Paid by Portfolio: 1,605,000 bonds @ $99.498 = $1,596,942.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.498 = $24,874,500.00

(14)	% of Portfolio Assets Applied to Purchase 0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 141 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/24/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Bank of New York Mellon	Loop Capital Markets
Barclays Capital	Mitsubishi UFJ Securities
BNP Paribas	RBS Securities
J.P. Morgan	Wells Fargo Securities

Co-Managers
Blaylock Robert Van	Lebenthal & Co.
CastleOak Securities	MFR Securities
Citigroup Global Markets	Mischler Financial Group
C.L. King & Associates	PNC Capital Markets
Guzman & Co.	Samuel A. Ramirez & Co.
Kota Global Securities	Williams Capital Group

(2)	Names of Issuers: Southern California Edison Company

(3)	Title of Securities: EIX 4.65 10/01/43, C#842400FZ1

(4)	Date of First Offering: 09/25/13

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.312

Comparable Securities

1) Commonwealth Edison, C#202795JB7
2) Southern Power, C#843646AJ9
3) Pacific Gas & Electric, C#694308HD2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8)	Years of Issuer’s Operations: 116 years

(9)	Trade Date: 09/25/13

(10)	Portfolio Assets on Trade Date: $1,724,735,919.91

(11)	Price Paid per Unit: $99.312

1

(12)	Total Price Paid by Portfolio: 2,055,000 bonds @ $99.312 = $2,040,861.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 22,000,000 bonds @ $99.312 = $21,848,640.00

(14)	% of Portfolio Assets Applied to Purchase 0.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 116 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/25/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BMO Capital Markets	Goldman, Sachs & Co.
Credit Suisse	J.P. Morgan

Co-Managers
BofA Merrill Lynch	RBS Securities
Citigroup	Societe Generale
Deutsche Bank Securities	UBS Securities
HSBC Securities	Wells Fargo Securities
Morgan Stanley

(2)	Names of Issuers: Bank of Montreal

(3)	Title of Securities: BMO 2.375 01/25/19, C#06367VHL2

(4)	Date of First Offering: 09/25/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.972

Comparable Securities

1) National Rural Utilities, C#637432MU6
2) Ventas Realty, C#92276MBB0
3) General Electric Capital, C#36962G6P4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.35%).

(8)	Years of Issuer’s Operations: 196 years

(9)	Trade Date: 09/25/13

(10)	Portfolio Assets on Trade Date: $1,724,735,919.91

(11)	Price Paid per Unit: $99.972

(12)	Total Price Paid by Portfolio: 3,210,000 bonds @ $99.972 = $3,209,101.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.972 = $29,991,600.00

(14)	% of Portfolio Assets Applied to Purchase 0.186%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 196 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	9/25/2013
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
BMO Capital markets	Mitsubishi UFJ Securities

Co-Managers
BBVA	Regions Securities
Deutsche Bank Securities	U.S. Bancorp
Fifth Third Securities, Inc.

(2)	Names of Issuers: IntercontinentalExchange Group, Inc.

(3)	Title of Securities: ICE 2.5 10/15/18, C#45866FAB0

(4)	Date of First Offering: 10/01/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.911

Comparable Securities

1) Westpac Banking Corporation, C#961214CC5
2) Morgan Stanley, CE6174467U7
3) General Electric Capital Corporation, C#36962G6W9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.7475%).

(8)	Years of Issuer’s Operations: 13 years

(9)	Trade Date: 10/01/13

(10)	Portfolio Assets on Trade Date: $1,719,861,702.12

(11)	Price Paid per Unit: $99.911

(12)	Total Price Paid by Portfolio: 1,590,000 bonds @ $99.911 = $1,588,584.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 22,000,000 bonds @ $99.911 = 21,980,420.00

(14)	% of Portfolio Assets Applied to Purchase 0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 13 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
BMO Capital markets	Mitsubishi UFJ Securities

Co-Managers
BBVA	Regions Securities
Deutsche Bank Securities	U.S. Bancorp
Fifth Third Securities, Inc.

(2)	Names of Issuers: Intercontinental Exchange Group, Inc.

(3)	Title of Securities: ICE 4 10/15/23, C#45866FAA2

(4)	Date of First Offering: 10/01/13

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.225

Comparable Securities

1) RLI Corporation, C#749607AC1
2) American Tower Corporation, C#03027XAD2
3) Genworth Holdings, C#372491AA8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.7475%).

(8)	Years of Issuer’s Operations: 13 years

(9)	Trade Date: 10/01/13

(10)	Portfolio Assets on Trade Date: $1,719,861,702.12

(11)	Price Paid per Unit: $99.225

(12)	Total Price Paid by Portfolio: 1,490,000 bonds @ $99.225 = $1,478,452.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 16,000,000 bonds @ $99.225 = $15,876,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 13 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
KeyBanc Capital Markets	U.S. Bancorp
Mitsubishi UFJ Securities

Co-Managers
Samuel A. Ramirez & Co., Inc.	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Southwest Gas Corporation

(3)	Title of Securities: SWX 4.875 10/01/43, C#844895AW2

(4)	Date of First Offering: 10/01/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.922

Comparable Securities

1) Piedmont Natural Gas Co., C#720186AG0
2) Commonwealth Edison, C#202795JB7
3) Southern Power, C#843646AJ9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8)	Years of Issuer’s Operations: 82 years

(9)	Trade Date: 10/01/13

(10)	Portfolio Assets on Trade Date: $1,719,861,702.12

(11)	Price Paid per Unit: $99.922

(12)	Total Price Paid by Portfolio: 990,000 bonds @ $99.922 = $989,227.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.922 = $9,992,200.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 82 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup Global Markets	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
BBVA Securities	Fifth Third Securities
BNP Paribas	Huntington Investment Company
Mizuho Securities	PNC Capital Markets

(2)	Names of Issuers: NiSource Finance Corporation

(3)	Title of Securities: NI 5.65 02/01/45, C#65473QBD4

(4)	Date of First Offering: 10/03/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.341

Comparable Securities

1) Piedmont Natural Gas, C#720186AG0
2) Southern Power Company, C#843646AJ9
3) PPL Electric Utilities, C#69351UAR4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8)	Years of Issuer’s Operations: 101 years

(9)	Trade Date: 10/03/13

(10)	Portfolio Assets on Trade Date: $1,721,804,257.06

(11)	Price Paid per Unit: $99.341

(12)	Total Price Paid by Portfolio: 1,060,000 bonds @ $99.341 = $1,053,014.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.341 = $9,934,100.00

(14)	% of Portfolio Assets Applied to Purchase 0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 101 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation

(3)	Title of Securities: BRK 2.9 10/15/20, C#084664BZ3

(4)	Date of First Offering: 10/08/13

(5)	Amount of Total Offering: $550,000,000

(6)	Unit Price of Offering: $99.805

Comparable Securities

1) UDR Inc., C#90265EAH3
2) AvalonBay Communities, C#05348EAS8
3) General Electric Capital Corporation, C#36962H7C2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.375%).

(8)	Years of Issuer’s Operations: 174 years

(9)	Trade Date: 10/08/13

(10)	Portfolio Assets on Trade Date: $1,717,383,162.50

(11)	Price Paid per Unit: $99.805

(12)	Total Price Paid by Portfolio: 3,700,000 bonds @ $99.805 = $3,692,785.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.805 = $34,931,750.00

(14)	% of Portfolio Assets Applied to Purchase 0.215%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 174 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan	Wells Fargo Securities
Jefferies	UBS Investment Bank

Co-Managers
BB&T Capital Markets	KeyBanc Capital Markets
Citigroup Global Markets	Regions Securities
Fifth Third Securities	US Bancorp

(2)	Names of Issuers: Mid-America Apartments, L.P.

(3)	Title of Securities: MAA 4.3 10/15/23, C#59523UAA5

(4)	Date of First Offering: 10/08/13

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.047

Comparable Securities

1) Health Care REIT, C#42217KBC9
2) American International Group, C#02687ACY1
3) American Tower Corporation, C#03027XAD2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.650%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 10/08/13

(10)	Portfolio Assets on Trade Date: $1,717,383,162.50

(11)	Price Paid per Unit: $99.047

(12)	Total Price Paid by Portfolio: 1,585,000 bonds @ $99.047 = $1,569,894.95

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.047 = $14,857,050.00

(14)	% of Portfolio Assets Applied to Purchase 0.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 19 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup

Senior Co-Managers
ABN AMRO Securities	HSBC Securities
Barclays Capital Inc.	ING Financial Markets
Credit Suisse Securities	UniCredit Capital Markets
Deutsche Bank Securities	Wells Fargo Securities

Junior Co-Managers
Banca IMI S.p.A.	Lloyds Securities
BNP Paribas Securities	Loop Capital Markets
Cabrera Capital Markets	MFR Securities
Capital One Securities	Natixis Securities Americas
CIBC World Markets	Nomura Securities International
Drexel Hamilton	RBC Capital Markets
Fifth Third Securities	Samuel A. Ramirez & Co.
Toto Capital Markets	Sun Trust Robinson Humphrey
Guzman & Company	TD Securities
Kota Capital Securities	UBS Securities

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 3.875 10/25/23, C#172967HD6

(4)	Date of First Offering: 10/21/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.77

Comparable Securities

1) Health Care REIT, C#42217KBC9
2) RLI Corporation, C#749607AC1
3) American International Group, C#026874CY1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.425%).

(8)	Years of Issuer’s Operations: 201 years

1

(9)	Trade Date: 10/21/13

(10)	Portfolio Assets on Trade Date: $1,722,931,016.02

(11)	Price Paid per Unit: $99.77

(12)	Total Price Paid by Portfolio: 1,060,000 bonds @ $99.77 = $1,057,562.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.77 = $9,977,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 201 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup	J.P. Morgan
Goldman, Sachs & Co.	Morgan Stanley

Co-Managers
BofA Merrill Lynch	Scotia Capital
Fifth Third Securities	U.S. Bancorp
HSBC Securities	Wells Fargo
PNC Capital Markets	William Blair & Co.
Rabobank International

(2)	Names of Issuers: Yum! Brands, Inc.

(3)	Title of Securities: YUM 5.35 11/01/43, C#988498AK7

(4)	Date of First Offering: 10/22/13

(5)	Amount of Total Offering: $275,000,000

(6)	Unit Price of Offering: $99.955

Comparable Securities

1) Philip Morris International, C#718172AW9
2) Ford Motor Company, C#345370CQ1
3) MDC Holdings, C#552676AQ1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 10/22/13

(10)	Portfolio Assets on Trade Date: $1,728,442,815.75

(11)	Price Paid per Unit: $99.955

(12)	Total Price Paid by Portfolio: 740,000 bonds @ $99.955 = $739,667.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.955 = $6,996,850.00

(14)	% of Portfolio Assets Applied to Purchase 0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 16 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Goldman, Sachs & Co.	RBS Securities
Morgan Stanley	Scotia Capital

Co-Managers
Barclays Bank	Banca IMI
Citigroup Global Market	CastleOak Securities
Credit Suisse	HSBC Securities
Deutsche Bank Securities	Santander
J.P. Morgan Securities	Loop Capital Markets
USB Capital Resources	Wells Fargo Securities

(2)	Names of Issuers: Altria Group Inc.

(3)	Title of Securities: MO 5 01/31/44, C#02209SAR4

(4)	Date of First Offering: 10/28/13

(5)	Amount of Total Offering: $1,800,000,000

(6)	Unit Price of Offering: $99.574

Comparable Securities

1) Rogers Communications, C#775109AZ4
2) Philip Morris International, C#718172AW9
3) Ford Motor Company, C#345370CQ1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 28

(9)	Trade Date: 10/28/13

(10)	Portfolio Assets on Trade Date: $1,727,558,677.19

(11)	Price Paid per Unit: $99.574

(12)	Total Price Paid by Portfolio: 750,000 bonds @ $99.574 = $746,805.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 14,000,000 bonds @ $99.574 = $13,940,360

(14)	% of Portfolio Assets Applied to Purchase 0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 28 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan Securities
Credit Agricole Securities	Wells Fargo Securities

Co-Managers
BB&T Capital Markets	Citigroup Global Markets
BBVA Securities	SMBC Nikko

(2)	Names of Issuers: Flowserve Corporation

(3)	Title of Securities: FLS 4 11/15/23, C#34354PAD7

(4)	Date of First Offering: 10/28/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.532

Comparable Securities

1) CSX Corporation, C#126408GZ0
2) Packaging Corporation of America, C#695156AQ2
3) Burlington Northern Santa Fe, C#12189LAQ4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 16

(9)	Trade Date: 10/28/13

(10)	Portfolio Assets on Trade Date: $1,727,558,677.19

(11)	Price Paid per Unit: $99.532

(12)	Total Price Paid by Portfolio: 1,595,000 bonds @ $99.532 = $1,587,535.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.532 = $14,929,800.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 16 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Goldman, Sachs & Co.	RBS Securities
Morgan Stanley	Scotia Capital

Co-Managers
Barclays Bank	Banca IMI
Citigroup Global Market	CastleOak Securities
Credit Suisse	HSBC Securities
Deutsche Bank Securities	Loop Capital Markets
J.P. Morgan Securities	Santander
US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: Altria Group Inc.

(3)	Title of Securities: MO 4 01/31/24, C#02209SAS2

(4)	Date of First Offering: 10/28/13

(5)	Amount of Total Offering: $1,400,000,000

(6)	Unit Price of Offering: $99.378

Comparable Securities

1) The Procter & Gamble Co., C#742718EB1
2) Hershey Company, C#427866AT5
3) Pepsico, C#713448CG1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 28

(9)	Trade Date: 10/28/13

(10)	Portfolio Assets on Trade Date: $1,727,558,677.19

(11)	Price Paid per Unit: $99.378

(12)	Total Price Paid by Portfolio: 815,000 bonds @ $99.378 = $809,930.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 13,000,000 bonds @ $99.378 = $12,919,140.00

(14)	% of Portfolio Assets Applied to Purchase 0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 28 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup Global Markets	SunTrust Robinson Humphrey
HSBC Securities	Wells Fargo Securities
J. P. Morgan Securities

Co-Managers
BNY Mellon	PNC Capital Markets
Goldman Sachs & Co.	RBC Capital Markets

(2)	Names of Issuers: Diamond Offshore Drilling, Inc.

(3)	Title of Securities: DO 4.875 11/01/43 25271CAN2

(4)	Date of First Offering: 10/31/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.844

Comparable Securities

1) Trans-Canada Pipelines, C#89352HAL3
2) Energy Transfer Partners, C#29273RAZ2
3) Cenovus Energy Inc., C#15135UAK5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 10/31/13

(10)	Portfolio Assets on Trade Date: $1,725,140,360.88

(11)	Price Paid per Unit: $99.844

(12)	Total Price Paid by Portfolio: 1,520,000 bonds @ $99.844 = $1,517,628.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $99.844 = $17,971,920.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 20 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan Securities
Citigroup Global Markets	Wells Fargo Securities

Co-Managers
BMO Capital Markets	BNY Mellon Capital Markets
HSBC Securities	Lloyds Securities
Mitsubishi UFJ Securities	RBS Securities
US Bancorp Investments	UBS Securities
Barclays Capital	The Williams Capital Group

(2)	Names of Issuers: Liberty Mutual Group Inc.

(3)	Title of Securities: LIBMUT 4.25 06/15/23 144A, C#53079EBE3 (TAP)

(4)	Date of First Offering: 10/31/13

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.934

Comparable Securities

1) American International Group, C#026874CY1
2) MetLife, C#59156RBB3
3) Genworth Holdings, C#372491AA8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 101 years

(9)	Trade Date: 10/31/13

(10)	Portfolio Assets on Trade Date: $1,725,140,360.88

(11)	Price Paid per Unit: $99.934

(12)	Total Price Paid by Portfolio: 2,060,000 bonds @ $99.934 = $2,091,958.04

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 17,000,000 bonds @ $99.934 = $17,263,731.39

(14)	% of Portfolio Assets Applied to Purchase 0.121%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 101 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
Banco Santander	PNC Capital Markets
Credit Suisse Securities	RBS Securities
Fifth Third Securities	Sumitomo Bank of New York
Mizuho Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Perrigo

(3)	Title of Securities: PRGO 5.3 11/15/43 144A , C#714294AG0

(4)	Date of First Offering: 11/05/13

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.582

Comparable Securities

1) Celgene, C#15102AL8
2) Baxter International, C#071813BG3
3) Pfizer, C#717081DE0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 126

(9)	Trade Date: 11/05/13

(10)	Portfolio Assets on Trade Date: $1,716,543,254.51

(11)	Price Paid per Unit: $99.582

(12)	Total Price Paid by Portfolio: 630,000 bonds @ $99.582 = $627,366.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 12,000,000 bonds @ $99.582 = $11,949,840.00

(14)	% of Portfolio Assets Applied to Purchase 0.037%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 126 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital	Mizuho Securities USA
Citigroup Global Markets	RBS Securities
J.P. Morgan	Wells Fargo Securities

Co-Managers
Bank of New York Mellon	Mitsubishi UFJ Securities
BMO Capital Markets	PNC Capital Markets
BNP Paribas	RBC Capital Markets
CIBC World Markets	Scotia Capital
Key Capital Markets	SMBC Nikko Securities
Lloyds Securities	US Bancorp Investments

(2)	Names of Issuers: MidAmerican Energy Holdings Company

(3)	Title of Securities: MIDAM 5.15 11/15/43 144A, C#59562VBC0

(4)	Date of First Offering: 11/05/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.409

Comparable Securities

1) Interstate Power & Light, C#461070AK0
2) Commonwealth Edison, C#202795JB7
3) Southern Power Co., C#843646AJ9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 14

(9)	Trade Date: 11/05/13

(10)	Portfolio Assets on Trade Date: $1,716,543,254.51

(11)	Price Paid per Unit: $99.409

(12)	Total Price Paid by Portfolio: 2,140,000 bonds @ $99.409 = $2,127,352.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.409 = $19,881,800.00

(14)	% of Portfolio Assets Applied to Purchase 0.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 14 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
Banco Santander	PNC Capital Markets
Credit Suisse Securities	RBS Securities
Fifth Third Securities	Sumitomo Bank of New York
Mizuho Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Perrigo

(3)	Title of Securities: PRGO 2.3 11/08/18 144A, C#714294AE5

(4)	Date of First Offering: 11/05/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.859

Comparable Securities

1) Celgene Corportion, C#151020AK0
2) Baxter International, C#071813BJ7
3) Pfizer, C#717081DG5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 126

(9)	Trade Date: 11/05/13

(10)	Portfolio Assets on Trade Date: $1,716,543,254.51

(11)	Price Paid per Unit: $99.859

(12)	Total Price Paid by Portfolio: 1,750,000 bonds @ $99.859 = $1,747,532.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 29,000,000 bonds @ $99.859 = $28,959,110.00

(14)	% of Portfolio Assets Applied to Purchase 0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 126 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
Banco Santander	PNC Capital Markets
Credit Suisse Securities	RBS Securities
Fifth Third Securities	Sumitomo Bank of New York
Mizuho Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Perrigo

(3)	Title of Securities: PRGO 4 11/15/23 144A, C#714294AC9

(4)	Date of First Offering: 11/05/13

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.583

Comparable Securities

1) Celgene, C#15102AJ3
2) Baxter International, C#071813BL2
3) Pfizer, C#717081DH3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 126

(9)	Trade Date: 11/05/13

(10)	Portfolio Assets on Trade Date: $1,716,543,254.51

(11)	Price Paid per Unit: $99.583

(12)	Total Price Paid by Portfolio: 1,665,000 bonds @ $99.583 = $1,658,056.95

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.5 83 = $24,895,750.00

(14)	% of Portfolio Assets Applied to Purchase 0.097%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 126 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
Banco Santander	PNC Capital Markets
Credit Suisse Securities	RBS Securities
Fifth Third Securities	Sumitomo Bank of New York
Mizuho Securities	U.S. Bancorp Investments

(2)	Names of Issuers: New Perrigo

(3)	Title of Securities: PRGO 1.3 11/08/16, C#714294AA3

(4)	Date of First Offering: 11/05/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.897

Comparable Securities

1) Baxter International, C#071813BH1
2) Pfizer, Inc., C#717081DD2
3) GlaxoSmithKline, C#377372AG2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 126

(9)	Trade Date: 11/05/13

(10)	Portfolio Assets on Trade Date: $1,716,543,254.51

(11)	Price Paid per Unit: $99.897

(12)	Total Price Paid by Portfolio: 1,750,000 bonds @ $99.897 = $1,748,197.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 36,000,000 bonds @ $99.897 = $35,962,290.00

(14)	% of Portfolio Assets Applied to Purchase 0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 126 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	RBC Capital Markets
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
BNY Mellon Capital Markets	Ramirez & Co.
De La Rosa & Co.	Siebert Capital Markets
Mitsubishi UFJ Securities	TD Securities

(2)	Names of Issuers: Pacific Gas and Electric Company

(3)	Title of Securities: PCG 5.125 11/15/43 694308HF7

(4)	Date of First Offering: 11/06/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.847

Comparable Securities

1) Commonwealth Edison, C#202795JB7
2) Southern Power Co., C#843646AJ9
3) Pacific Gas & Electric, C#694308HD2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 108 years

(9)	Trade Date: 11/06/13

(10)	Portfolio Assets on Trade Date: $1,717,665,459.66

(11)	Price Paid per Unit: $99.847

(12)	Total Price Paid by Portfolio: 2,565,000 bonds @ $99.847 = $2,561,075.55

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.847 = $24,961,750.00

(14)	% of Portfolio Assets Applied to Purchase 0.149%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 108 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BMO Capital Markets	Morgan Stanley
BNP Paribas Securities	Santander
Goldman, Sachs & Co.	U.S. Bancorp
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Barclays Capital	Scotia Capital Inc.
CIBC World Markets

(2)	Names of Issuers: Mosaic Company

(3)	Title of Securities: MOS 5.45 11/15/33, C#61945CAD5

(4)	Date of First Offering: 11/07/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.626

(2)	Unit Price of Offering: $99.626

Comparable Securities

1) Burlington Northern Santa Fe, C#12189LAP6
2) LYB International Finance B.V., C#50247VAB5
3) Agrium Inc., C#008916AM0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 11/07/13

(10)	Portfolio Assets on Trade Date: $1,719,419,276.89

(11)	Price Paid per Unit: $99.626

(12)	Total Price Paid by Portfolio: 660,000 bonds @ $99.626 = $657,531.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.626 = $9,962,600.00

(14)	% of Portfolio Assets Applied to Purchase 0.038%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	UBS Investment Bank
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
Credit Agricole Securities	UniCredit Capital Markets
ING Financial Markets	The Williams Capital Group
Lloyds Securities	Cabrera Capital Markets
Nomura Securities	C.L. King & Associates
PNC Capital Markets	Drexel Hamilton
Santander Investment Securities	Lebenthal & Co.
SG Americas Securities	Muriel Siebert & Co.
Standard Chartered Bank

(2)	Names of Issuers: MetLife, Inc.

(3)	Title of Securities: MET 4.875 11/13/43, C#59156RBG2

(4)	Date of First Offering: 11/07/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.376

Comparable Securities

1) JPMorgan Chase & Co., C#46625HJM3
2) Aon, C#00185AAC8
3) Health Care REIT, C#42217KBB1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 145 years

(9)	Trade Date: 11/07/13

(10)	Portfolio Assets on Trade Date: $1,719,419,276.89

(11)	Price Paid per Unit: $99.376

(12)	Total Price Paid by Portfolio: 2,065,000 bonds @ $99.376 = $2,052,114.40l

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.376 = $24,844,000

(14)	% of Portfolio Assets Applied to Purchase 0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 145 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BMO Capital Markets	Morgan Stanley
BNP Paribas Securities	Santander
Goldman, Sachs & Co.	U.S. Bancorp
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Barclays Capital	Scotia Capital Inc.
CIBC World Markets

(2)	Names of Issuers: Mosaic Company

(3)	Title of Securities: MOS 5.625 11/15/43, C#61945CAE3

(4)	Date of First Offering: 11/07/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.913

Comparable Securities

1) Burlington Northern Santa Fe, C#12189LAP6
2) LYB International Finance B.V., C#50247VAB5
3) Agrium Inc., C#008916AM0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 11/07/13

(10)	Portfolio Assets on Trade Date: $1,719,419,276.89

(11)	Price Paid per Unit: $99.913

(12)	Total Price Paid by Portfolio: 745,000 bonds @ $99.913 = $744,351.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 11,000,000 bonds @ $99.913 = $10,990,430.00

(14)	% of Portfolio Assets Applied to Purchase 0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Deutsche Bank Securities	HSBC
Morgan Stanley	RBC Capital Markets
RBS	Standard Chartered Bank
BMO Capital Markets	TD Securities
Citigroup	Wells Fargo Securities

(2)	Names of Issuers: Thomson Reuters Corporation

(3)	Title of Securities: TRICN 5.65 11/23/43, C#884903BP9

(4)	Date of First Offering: 11/14/13

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $98.046

Comparable Securities

1) Apple Inc., C#037833AL4
2) Intel Corporation, C#458140AP5
3) Rogers Communications, C#775109AZ4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 5 years

(9)	Trade Date: 11/14/13

(10)	Portfolio Assets on Trade Date: $1,713,898,041.29

(11)	Price Paid per Unit: $98.046

(12)	Total Price Paid by Portfolio: 950,000 bonds @ $98.046 = $931,437.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $98.046 = $14,706,900.00

(14)	% of Portfolio Assets Applied to Purchase 0.054%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 5 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Deutsche Bank Securities	HSBC
Morgan Stanley	RBC Capital Markets
RBS	Standard Chartered Bank
BMO Capital Markets	TD Securities
Citigroup	Wells Fargo Securities

(2)	Names of Issuers: Thomson Reuters Corporation

(3)	Title of Securities: TRICN 4.3 11/23/23, C#884903BQ7

(4)	Date of First Offering: 11/14/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.381

Comparable Securities

1) Altera Corporation, C#021441AF7
2) IBM Corporation, C#459200HP9
3) Moody’s Corporation, C#615369AC9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 5 years

(9)	Trade Date: 11/14/13

(10)	Portfolio Assets on Trade Date: $1,713,898,041.29

(11)	Price Paid per Unit: $99.381

(12)	Total Price Paid by Portfolio: 1,060,000 bonds @ $99.381 = $1,053,438.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 13,000,000 bonds @ $99.381 = $12,919,530.00

(14)	% of Portfolio Assets Applied to Purchase 0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 5 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co-Managers
Deutsche Bank Securities	HSBC
Morgan Stanley	RBC Capital Markets
RBS	Standard Chartered Bank
BMO Capital Markets	TD Securities
Citigroup	Wells Fargo Securities

(2)	Names of Issuers: Thomson Reuters Corporation

(3)	Title of Securities: TRICN 1.3 02/23/17, C#884903BN4

(4)	Date of First Offering: 11/14/13

(5)	Amount of Total Offering: $550,000,000

(6)	Unit Price of Offering: $99.528

Comparable Securities

1) Apple Inc., C#037833AJ9
2) IBM Corporation, C#459200HK0
3) Texas Instruments Inc., C#882508AV6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 5 years

(9)	Trade Date: 11/14/13

(10)	Portfolio Assets on Trade Date: $1,713,898,041.29

(11)	Price Paid per Unit: $99.528

(12)	Total Price Paid by Portfolio: 1,590,000 bonds @ $99.528 = $1,582,495.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 24,000,000 bonds @ $99.528 = $23,886,720.00

(14)	% of Portfolio Assets Applied to Purchase 0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 5 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	J.P. Morgan
Deutsche Bank

Co-Managers
Citigroup Global Markets	BNY Mellon Capital Markets
Goldman, Sachs & Co.	Credit Agricole Securities
HSBC Securities	ING Financial Markets
Lloyds Securities	BNP Paribas Securities
Morgan Stanley	Commerz Markets
RBS Securities	Wells Fargo Securities

(2)	Names of Issuers: XLIT Ltd.

(3)	Title of Securities: XL 5.25 12/15/43, C#98420EAB1

(4)	Date of First Offering: 11/18/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.77

Comparable Securities

1) JPMorgan Chase & Co., C#46625HJM3
2) Prudential Financial, C#74432QBY0
3) Aon PLC, C#00185AAC8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 11/18/13

(10)	Portfolio Assets on Trade Date: $1,717,945,426.54

(11)	Price Paid per Unit: $99.77

(12)	Total Price Paid by Portfolio: 745,000 bonds @ $99.77 = $743,286.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.77 = $6,983,900.00

(14)	% of Portfolio Assets Applied to Purchase 0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 27 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
Jefferies	US Bancorp

Co-Managers
RBC Capital Markets	Regions Securities
SunTrust Robinson Humphrey	Scotiabank
BB&T Capital Markets

(2)	Names of Issuers: Tanger Properties

(3)	Title of Securities: SKT 3.875 12/01/23, C#875484AG2

(4)	Date of First Offering: 11/18/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $98.36

Comparable Securities

1) HCP Inc., C#40414LAJ8
2) Health Care REIT, C#42217KBC9
3) DDR Corp., C#23317HAB8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 11/18/13

(10)	Portfolio Assets on Trade Date: $1,717,945,426.54

(11)	Price Paid per Unit: $98.36

(12)	Total Price Paid by Portfolio: 1,060,000 bonds @ $98.36 = $1,042,616.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $98.36 = $9,836,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 32 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
Goldman, Sachs & Co.	UBS Investment Bank
RBC Capital Markets

Co-Managers

(2)	Names of Issuers: Sempra Energy

(3)	Title of Securities: SRE 4.05 12/01/23, C#816851AU3

(4)	Date of First Offering: 11/19/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.665

Comparable Securities

1) Black Hills Corporation, C#092113AH2
2) Duke Energy Corporation, C#26441CAL9
3) DTE Electric, C#23338VAB2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 15 years

(9)	Trade Date: 11/19/13

(10)	Portfolio Assets on Trade Date: $1,715,069,425.30

(11)	Price Paid per Unit: $99.665

(12)	Total Price Paid by Portfolio: 1,005,000 bonds @ $99.665 = $1,001,633.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.665 = $9,966,500.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 15 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Bank of New York	J.P. Morgan Securities
BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

Co-Managers
Guggenheim Securities	SMBC Nikko Securities Americas
Mitsubishi UFJ Securities	PNC Capital Markets
RBC Capital Markets	Santander Investment Securities
RBS Securities	BB&T Capital Markets
SunTrust Robinson Humphrey	TD Securities
U.S. Bancorp Investments	Capital One Securities
Fifth Third Securities	Regions Securities
KeyBanc Capital Markets	The Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: CVS Caremark Corporation

(3)	Title of Securities: CVS 5.3 12/05/2043, C#126650CD0

(4)	Date of First Offering: 12/02/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.806

Comparable Securities

1) Philip Morris Intl., C#718172BD0
2) Diageo Capital, C#2523YAV1
3) Philip Morris Intl., C#718172AW9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 6 years

(9)	Trade Date: 12/02/13

(10)	Portfolio Assets on Trade Date: $1,705,874,371.98

1

(11)	Price Paid per Unit: $99.806

(12)	Total Price Paid by Portfolio:

610,000 bonds @ $99.806 = $608,816.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 14,000,000 bonds @ $99.806 = $13,972,840.00

(14)	% of Portfolio Assets Applied to Purchase 0.036%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 6 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Bank of New York	J.P. Morgan Securities
BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

Co-Managers
Guggenheim Securities	SMBC Nikko Securities Americas
Mitsubishi UFJ Securities	PNC Capital Markets
RBC Capital Markets	Santander Investment Securities
RBS Securities	BB&T Capital Markets
SunTrust Robinson Humphrey	TD Securities
U.S. Bancorp Investments	Capital One Securities
Fifth Third Securities	Regions Securities
KeyBanc Capital Markets	The Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: CVS Caremark Corporation

(3)	Title of Securities: CVS 4 12/05/2023, C#126650CC2

(4)	Date of First Offering: 12/02/13

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.560

Comparable Securities

1) Philip Morris Intl, C#718172BE8
2) Coca-Cola Co., C#191216BE9
3) Procter & Gamble, C#742718EB1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 6 years

(9)	Trade Date: 12/02/13

(10)	Portfolio Assets on Trade Date: $1,705,874,371.98

1

(11)	Price Paid per Unit: $99.560

(12)	Total Price Paid by Portfolio: 1,060,000 bonds @ $99.560 = $1,055,336.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.560 = $9,956,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 6 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Bank of New York	J.P. Morgan Securities
BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

Co-Managers
Guggenheim Securities	SMBC Nikko Securities Americas
Mitsubishi UFJ Securities	PNC Capital Markets
RBC Capital Markets	Santander Investment Securities
RBS Securities	BB&T Capital Markets
SunTrust Robinson Humphrey	TD Securities
U.S. Bancorp Investments	Capital One Securities
Fifth Third Securities	Regions Securities
KeyBanc Capital Markets	The Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: CVS Caremark Corporation

(3)	Title of Securities: CVS 2.25 12/05/18, C#126650CB4

(4)	Date of First Offering: 12/02/13

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.887

Comparable Securities

1) Philip Morris Intl, C#718172BF5
2) Coca-Cola Co., C#191216BF6
3) Unilever Capital Corporation, C#904764AQ0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 6 years

(9)	Trade Date: 12/02/13

(10)	Portfolio Assets on Trade Date: $1,705,874,371.98

(11)	Price Paid per Unit: $99.887

1

(12)	Total Price Paid by Portfolio: 1,590,000 bonds @ $99.887 = $1,588,203.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 27,000,000 bonds @ $99.887 = $26,969,490.00

(14)	% of Portfolio Assets Applied to Purchase 0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 6 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital	J.P. Morgan Securities
HSBC Securities	Wells Fargo Securities

Co-Managers
CAVU Securities	Ramirez & Co.
Lebenthal Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 3.625 12/15/23, C#594918AW4

(4)	Date of First Offering: 12/03/13

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.508

Comparable Securities

1) Altera Corporation, C#021441AF7
2) IBM, C#459200HP9
3) Motorola Solutions, C#620076BC2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 12/03/13

(10)	Portfolio Assets on Trade Date: $1,706,154,090.44

(11)	Price Paid per Unit: $99.508

(12)	Total Price Paid by Portfolio: 4,240,000 bonds @ $99.508 = $4,219,139.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.508 = $39,803,200.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.247%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 38 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital	J.P. Morgan Securities
HSBC Securities	Wells Fargo Securities

Co-Managers
CAVU Securities	Ramirez & Co.
Lebenthal Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 4.875 12/15/43, C#594918AX2

(4)	Date of First Offering: 12/03/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.654

Comparable Securities

1) Apple Inc. C#037833AL4
2) Rogers Communications, C#775109AZ4
3) Phillip Morris Intl., C#718172BD0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 12/03/13

(10)	Portfolio Assets on Trade Date: $1,706,154,090.44

(11)	Price Paid per Unit: $99.654

(12)	Total Price Paid by Portfolio: 1,135,000 bonds @ $99.654 = $1,131,072.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 14,000,000 bonds @ $99.654 = $13,951,560.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 38 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Wells Fargo Securities	J.P. Morgan
Citigroup

Co-Managers
Deutsche Bank Securities	Regions Securities
PNC Capital Markets	SunTrust Robinson Humphrey
RBC Capital Markets	TD Securities
BBVA Securities	U.S. Bancorp Investments
Capital One Securities

(2)	Names of Issuers: Federal Realty Investment Trust

(3)	Title of Securities: FRT 3.95 01/15/24, C#313747AU1

(4)	Date of First Offering: 12/04/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.018

Comparable Securities

1) Fifth Third Bancorp, C#316773CP3
2) HCP, C#40414LAJ8
3) Health Care REIT, C#42217KBC9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 12/04/13

(10)	Portfolio Assets on Trade Date: $1,700,499,365.32

(11)	Price Paid per Unit: $99.018

(12)	Total Price Paid by Portfolio: 2,065,000 bonds @ $99.018 = $2,044,721.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.018 = $19,803,600.00

(14)	% of Portfolio Assets Applied to Purchase 0.120%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 51 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan	Wells Fargo

Co-Managers
Mitsubishi UFJ Securities	Commerz Markets
RBS Securities	Fifth Third Securities
TD Securities (USA)	HSBC Securities (USA)
BMO Capital Markets	U.S. Bancorp
BNY Mellon Capital Markets

(2)	Names of Issuers: Crane Co.

(3)	Title of Securities: CR 2.75 12/15/18, C#224399AS4

(4)	Date of First Offering: 12/10/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.986

Comparable Securities

1) Tyco Electronics Group, C#902133AN7
2) Caterpillar Financial, C#14912L5T4
3) Altera Corporation, C#021441AE0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 158 years

(9)	Trade Date: 12/10/13

(10)	Portfolio Assets on Trade Date: $1,705,951,432.86

(11)	Price Paid per Unit: $99.986

(12)	Total Price Paid by Portfolio: 745,000 bonds @ $99.986 = $744,895.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 11,000,000 bonds @ $99.986 = $10,998,460.00

(14)	% of Portfolio Assets Applied to Purchase 0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 158 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan	Wells Fargo

Co-Managers
Mitsubishi UFJ Securities	Commerz Markets
RBS Securities	Fifth Third Securities
TD Securities (USA)	HSBC Securities (USA)
BMO Capital Markets	U.S. Bancorp
BNY Mellon Capital Markets

(2)	Names of Issuers: Crane Co.

(3)	Title of Securities: CR 4.45 12/15/23, C#224399AR6

(4)	Date of First Offering: 12/10/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.992

Comparable Securities

1) Caterpillar Financial, C#14912L5X5
2) CSX Corporation, C#126408GZ0
3) Burlington Northern Santa Fe, C#12189LAQ4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 158 years

(9)	Trade Date: 12/10/13

(10)	Portfolio Assets on Trade Date: $1,705,951,432.86

(11)	Price Paid per Unit: $99.992

(12)	Total Price Paid by Portfolio: 930,000 bonds @ $99.992 = $929,925.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.992 = $9,999,200.00

(14)	% of Portfolio Assets Applied to Purchase 0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 158 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Capital	Goldman, Sachs & Co.
Citigroup Global Markets	Morgan Stanley
Credit Suisse	Wells Fargo Securities

Co-Managers
BofA Merrill Lynch	UBS Securities
J.P. Morgan	Bank of Nova Scotia
Mitsubishi UFJ Securities	BMO Capital Markets
RBC Capital Markets	CIBC
RBS Securities	US Bancorp

(2)	Names of Issuers: Devon Energy Corporation

(3)	Title of Securities: DVN 1.2 12/15/16, C#25179MAS2

(4)	Date of First Offering: 12/11/13

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.901

Comparable Securities

1) Shell International Finance, C#822582AZ5
2) Total Capital International, C#89153VAF6
3) Petrobras Global Finance, C#71647NAC3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 42 years

(9)	Trade Date: 12/11/13

(10)	Portfolio Assets on Trade Date: $1,701,886,165.55

(11)	Price Paid per Unit: $99.901

(12)	Total Price Paid by Portfolio: 2,650,000 bonds @ $99.901 = $2,647,376.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.901 = $9,990,100.00

(14)	% of Portfolio Assets Applied to Purchase 0.156%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 42 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Barclarys	Morgan Stanley
Goldman, Sachs & Co.	UBS Securities

Co-Managers
Citigroup Global Markets	Wells Fargo Securities
Credit Suisse	BMO Capital Markets
Mitsubishi UFJ Securities	CIBC World Markets
RBC Capital Markets	Scotia Capital
RBS Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Devon Energy Corporation

(3)	Title of Securities: DVN 2.25 12/15/18, C#25179MAT0

(4)	Date of First Offering: 12/11/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.827

Comparable Securities

1) Shell International Finance, C#822582BA9
2) BP Capital Markets, C#05565QCG1
3) Statoil ASA, C#85771PAR3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 42 years

(9)	Trade Date: 12/11/13

(10)	Portfolio Assets on Trade Date: $1,701,886,166

(11)	Price Paid per Unit: $99.827

(12)	Total Price Paid by Portfolio: 2,650,000 bonds @ $99.827 = $2,645,415.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.827 = $39,930,800.00

(14)	% of Portfolio Assets Applied to Purchase 0.155%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 42 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Credit Suisse Securities	Morgan Stanley & Co.
J.P. Morgan Securities	RBS Securities

Co-Managers
BMO Capital Markets	Danske Markets
BNY Mellon Capital	Mischler Financial Group
Capital One Securities	RBC Capital Markets
CIBC World Markets	TD Securities
Citigroup	Wells Fargo Securities

(2)	Names of Issuers: The Royal Bank of Scotland Group plc

(3)	Title of Securities: RBS 6 12/19/23, C#780097AZ4

(4)	Date of First Offering: 12/16/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.098

Comparable Securities

1) Valley National Bancorp, C#919794AB3
2) American Tower Corporation, C#03027XAD2
3) EPR Properties, C#26884UAA7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 286 years

(9)	Trade Date: 12/16/13

(10)	Portfolio Assets on Trade Date: $1,693,850,747.60

(11)	Price Paid per Unit: $99.098

(12)	Total Price Paid by Portfolio: 6,985,000 bonds @ $99.098 = $6,921,995.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 50,000,000 bonds @ $99.098 = $49,549,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.409%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 286 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	U.S. Bancorp
Citigroup	Wells Fargo Securities
RBS Securities

Co-Managers
BNY Mellon Capital Markets	PNC Capital Markets
Fifth Third Securities	CastleOak Securities
Mitsubishi UFJ Securities	The Williams Capital Group
RBC Capital Markets

(2)	Names of Issuers: The Kroger Company

(3)	Title of Securities: KR 1.2 10/17/16, C#501044CU3

(4)	Date of First Offering: 12/16/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.937

Comparable Securities

1) Diageo, C#25243YAS8
2) Coca-Cola Co., C#191216BD1
3) Ford Motor Credit Co., C#345397WJ8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 12/16/13

(10)	Portfolio Assets on Trade Date: $1,693,850,748

(11)	Price Paid per Unit: $99.937

(12)	Total Price Paid by Portfolio: 1,055,000 bonds @ $99.937 = $1,054,335.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.937 = $14,990,550.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 130 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	U.S. Bancorp
Citigroup	Wells Fargo Securities
RBS Securities

Co-Managers
BNY Mellon Capital Markets	PNC Capital Markets
Fifth Third Securities	CastleOak Securities
Mitsubishi UFJ Securities	The Williams Capital Group
RBC Capital Markets

(2)	Names of Issuers: The Kroger Company

(3)	Title of Securities: KR 2.3 01/15/19, C#501044CW9

(4)	Date of First Offering: 12/16/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.852

Comparable Securities

1) Philip Morris International, C#718172BF5
2) Coca-Cola Co., C#191216BF6
3) Pepsico Inc., C#7131448CK2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 12/16/13

(10)	Portfolio Assets on Trade Date: $1,693,850,747.60

(11)	Price Paid per Unit: $99.852

(12)	Total Price Paid by Portfolio: 1,585,000 bonds @ $99.852 = $1,582,654.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.852 = $14,977,800.00

(14)	% of Portfolio Assets Applied to Purchase 0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 130 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 15, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation

(3)	Title of Securities: BRK 2 08/15/18, C#084664BY6

(4)	Date of First Offering: 01/06/14

(5)	Amount of Total Offering: $100,000,000

(6)	Unit Price of Offering: $100.231

Comparable Securities

1) Lloyds Bank PLC, C#53944VAA7
2) SunTrust Banks, C#867914BF9
3) Bank of America, C#06051GEX3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 175 years

(9)	Trade Date: 01/06/14

(10)	Portfolio Assets on Trade Date: $1,706,841,824.21

(11)	Price Paid per Unit: $100.231

(12)	Total Price Paid by Portfolio: 1,598,000 bonds @ $100.231 = $1,614,564.16

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $100.231 = $15,155,483.33

(14)	% of Portfolio Assets Applied to Purchase 0.095%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 175 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Sole Lead Managers-Books
JP Morgan Securities

Co-Managers
Banca IMI	MFR Securities
BMO Capital Markets	Mischler Financial Group
CIBC World Markets	PNC Capital Markets
Commerz Markets	RB International Markets
Drexel Hamilton	RBC Capital Markets
Erste Bank	Scotia Capital USA
Fifth Third Bank	Standard Chartered Bank
KeyBanc Capital Markets	TD Securities
Lloyds Securities	UniCredit Capital Markets
Loop Capital Markets	Wells Fargo Securities

(2)	Names of Issuers: JPMorgan Chase & Co.

(3)	Title of Securities: JPM 4.85 02/01/44, C#46625HJU5

(4)	Date of First Offering: 01/21/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.827

Comparable Securities

1) JPMorgan Chase & Co., C# 46625HJM3
2) National Rural Utilities Cooperative Finance Corporation, C#637432MT9
3) Prudential Financial, Inc., C#744320AN2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 01/21/14

(10)	Portfolio Assets on Trade Date: $1,710,753,372.00

(11)	Price Paid per Unit: $99.827

1

(12)	Total Price Paid by Portfolio: 1,285,000 bonds @ $99.827 = $1,282,776.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 12,000,000 bonds @ $99.827 = $11,979,240.00

(14)	% of Portfolio Assets Applied to Purchase 0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 14 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup	Mitsubishi UFJ Securities
Barclays	Mizuho Securities
Credit Suisse	RBC Capital Markets
Deutsche Bank Securities	SunTrust Robinson Humphrey

Co-Managers
DNB Markets	BofA Merrill Lynch
RBS	SMBC Nikko
Scotiabank	UBS Investment Bank
US Bancorp	Wells Fargo Securities
BBVA

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 5.1 02/15/45, C#29379VBC6

(4)	Date of First Offering: 02/05/14

(5)	Amount of Total Offering: $1,150,000,000

(6)	Unit Price of Offering: $99.845

Comparable Securities

1) Cameron Intl. Corp., C#13342BAM7
2) William Partners, C#96950FAK0
3) Statoil ASA, C#85771PAQ5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 02/05/14

(10)	Portfolio Assets on Trade Date: $1,693,916,597.96

(11)	Price Paid per Unit: $99.845

(12)	Total Price Paid by Portfolio: 1,485,000 bonds @ $99.845 = $1,482,698.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 22,000,000 bonds @ $99.845 = $21,965,900.00

(14)	% of Portfolio Assets Applied to Purchase 0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 46 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P Morgan Securities Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
BNP Paribas Mizuho Securities
CIBC RBC Capital Markets
Fifth Third Securities

(2)	Names of Issuers: World Financial Network Credit Card Master Note Trust

(3)	Title of Securities: WFNMT 2014-A A, C#981464EC0

(4)	Date of First Offering: 02/12/14

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1) Discover Card Execution Note Trust, C#254683BG9
2) Bank of America Credit Card Trust, C#05522RCQ9
3) Citibank Credit Car Issuance Trust, C#17305EFM2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/12/14

(10)	Portfolio Assets on Trade Date: $1,684,558,106.59

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 3,217,000 bonds @ $100 = $3,217,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $100 = $30,000,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.191%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 17 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Sole Lead Managers-Books
Barclays

Co-Managers
BB&T Capital Markets	Scotiabank
BMO Capital Markets	SMBC Nikko
Capital One Securities	Standard Chartered Bank
CIBC World Markets	TD Securities
HSBC	US Bancorp
Morgan Stanley	Wells Fargo Securities
Nab Securities

(2)	Names of Issuers: Barclays Bank PLC

(3)	Title of Securities: BACR 2.5 02/20/19, C#06739FHT1

(4)	Date of First Offering: 02/12/14

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.995

Comparable Securities

1) Westpac Banking, C#961214CF8
2) Lloyds Bank PLC, C#53944VAA7
3) Keycorp, C#49326EEE9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 324 years

(9)	Trade Date: 02/12/14

(10)	Portfolio Assets on Trade Date: $1,684,558,106.59

(11)	Price Paid per Unit: $99.995

(12)	Total Price Paid by Portfolio: 3,705,000 bonds @ $99.995 = $3,704,814.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.995 = $34,998,250.00

(14)	% of Portfolio Assets Applied to Purchase 0.220%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 324 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BNP Paribas	RBC Capital Markets
BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
Barclays	US Bancorp
Credit Suisse	DNB Markets
Deutsche Bank Securities	PNC Capital Markets
Goldman, Sachs & Co.	TD Securities
J.P. Morgan	The Williams Capital Group
Lloyds Securities	Jefferies
Mitsubishi JFJ Securities	Drexel Hamilton
Mizuho Securities	Lebenthal Capital Markets
RBS	Loop Capital Markets
SMBC Nikko	MFR Securities
SunTrust Robinson Humphrey	Mischler Financial Group
UBS Investment Bank	Ramirez & Co.
Santander

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 4.75 03/01/44, C#20030NBK6

(4)	Date of First Offering: 02/19/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.114

Comparable Securities

1) Rogers Communications, C#775109AZ4
2) Viacom, C#92553PAQ5
3) Apple, C#037833AL4

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 02/19/14

1

(10)	Portfolio Assets on Trade Date: $1,688,315,180.60

(11)	Price Paid per Unit: $99.114

(12)	Total Price Paid by Portfolio: 1,995,000 bonds @ $99.114 = $1,977,324.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 22,000,000 bonds @ $99.114 = $21,805,080.00

(14)	% of Portfolio Assets Applied to Purchase 0.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 51 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BNP Paribas	RBC Capital Markets
BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
Barclays	US Bancorp
Credit Suisse	DNB Markets
Deutsche Bank Securities	PNC Capital Markets
Goldman, Sachs & Co.	TD Securities
J.P. Morgan	The Williams Capital Group
Lloyds Securities	Jefferies
Mitsubishi JFJ Securities	Drexel Hamilton
Mizuho Securities	Lebenthal Capital Markets
RBS	Loop Capital Markets
SMBC Nikko	MFR Securities
SunTrust Robinson Humphrey	Mischler Financial Group
UBS Investment Bank	Ramirez & Co.
Santander

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 3.6 03/01/24, C#20030NBJ9

(4)	Date of First Offering: 02/19/14

(5)	Amount of Total Offering: $1,200,000,000

(6)	Unit Price of Offering: $99.426

Comparable Securities

1) Rogers Communications, C#775109AY7
2) Telefonica Emisiones, C#87938WAR4
3) Viacom, C#92553PAR3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 02/19/14

1

(10)	Portfolio Assets on Trade Date: $1,688,315,180.60

(11)	Price Paid per Unit: $99.426

(12)	Total Price Paid by Portfolio: 2,645,000 bonds @ $99.426 = $2,629,817.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 39,000,000 bonds @ $99.426 = $38,776,140

(14)	% of Portfolio Assets Applied to Purchase 0.156%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 51 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Deutsche Bank Securities	DNB Markets
RBS	Mitsubishi UFJ Securities
UBS Investment Bank	Scotiabank
Barclays	Wells Fargo Securities

Co-Managers
BBVA	Natixis
Credit Agricole CIB	Suntrust Robinson Humphrey
Mizuho Securities

(2)	Names of Issuers: Kinder Morgan Energy Partners, L.P.

(3)	Title of Securities: KMP 5.5 03/01/44, C#494550BU9

(4)	Date of First Offering: 02/19/14

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.214

Comparable Securities

1) Cameron International Corporation, C#13342BAM7
2) Williams Partners LP, C#96950FAK0
3) Trans-Canada Pipelines, C#89352HAL3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/19/14

(10)	Portfolio Assets on Trade Date: $1,688,315,180.60

(11)	Price Paid per Unit: $99.214

(12)	Total Price Paid by Portfolio: 995,000 bonds @ $99.214 = $987,179.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 13,000,000 bonds @ $99.214 = $12,897,820.00

(14)	% of Portfolio Assets Applied to Purchase 0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 17 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Deutsche Bank Securities	DNB Markets
RB S	Mitsubishi UFJ Securities
UBS Investment Bank	Scotiabank
Barclays	Wells Fargo Securities

Co-Managers
BBVA	Natixis
Credit Agricole CIB	Suntrust Robinson Humphrey
Mizuho Securities

(2)	Names of Issuers: Kinder Morgan Energy Partners, L.P.

(3)	Title of Securities: KMP 3.5 03/01/21, C#494550BT2

(4)	Date of First Offering: 02/19/14

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.494

Comparable Securities

1) Statoil, C#85771PAP7
2) Energy Transfer Partners, C#29273RAX7
3) Ecopetrol, C#279158AD1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/19/14

(10)	Portfolio Assets on Trade Date: $1,688,315,180.60

(11)	Price Paid per Unit: $99.494

(12)	Total Price Paid by Portfolio: 2,115,000 bonds @ $99.494 = $2,104,298.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.494 = $19,898,800.00

(14)	% of Portfolio Assets Applied to Purchase 0.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 17 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch Morgan Stanley
Goldman, Sachs & Co.

Co-Managers
BNP Paribas	HSBC Securities
Credit Suisse	J.P. Morgan Securities
Barclays	RBS Securities
Citigroup	UBS Securities
Deutsche Bank	Wells Fargo Securities

(2)	Names of Issuers: Google Inc.

(3)	Title of Securities: GOOG 3.375 02/25/24, C#38259PAD4

(4)	Date of First Offering: 02/20/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.983

Comparable Securities

1) Rogers Communications, C#775109AY7
2) Viacom, C#92553PAR3
3) Apple, C#037833AK6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 02/20/14

(10)	Portfolio Assets on Trade Date: $1,686,548,891.32

(11)	Price Paid per Unit: $99.983

(12)	Total Price Paid by Portfolio: 2,115,000 bonds @ $99.983 = $2,114,640.45

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.983 = $19,996,600.00

(14)	% of Portfolio Assets Applied to Purchase 0.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 16 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Citigroup
Barclays	HSBC
Deutsche Bank	Wells Fargo Securities
J.P. Morgan

Co-Managers
BB&T Capital Markets	Goldman, Sachs & Co.
BNP Paribas	Morgan Stanley
Credit Suisse	RBS

(2)	Names of Issuers: Cisco Systems

(3)	Title of Securities: CSCO 3.625 03/04/24, C# 17275RAN2

(4)	Date of First Offering: 02/24/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.925

Comparable Securities

1) IBM Corporation, C#459200HU8
2) Altera Corporation, C#021441AF7
3) Motorola Solutions, C#620076BC2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 02/24/14

(10)	Portfolio Assets on Trade Date: $1,687,784,622.00

(11)	Price Paid per Unit: $99.925

(12)	Total Price Paid by Portfolio: 4,095,000 bonds @ $99.925 = $4,091,928.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.925 = $39,970,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.242%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Citigroup
Barclays	HSBC
Deutsche Bank	Wells Fargo Securities
J.P. Morgan

Co-Managers
BB&T Capital Markets	Goldman, Sachs & Co.
BNP Paribas	Morgan Stanley
Credit Suisse	RBS

(2)	Names of Issuers: Cisco Systems

(3)	Title of Securities: CSCO 2.125 03/01/19, C#17275RAR3

(4)	Date of First Offering: 02/24/14

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.929

Comparable Securities

1) IBM, C#459200HT1
2) Altera Corporation, C#021441AE0
3) British Telecom, C#111021AK7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 02/24/14

(10)	Portfolio Assets on Trade Date: $1,687,784,622.00

(11)	Price Paid per Unit: $99.929

(12)	Total Price Paid by Portfolio: 2,115,000 bonds @ $99.929 = $2,113,498.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 42,700,000 bonds @ $99.929 = $42,669,683.00

(14)	% of Portfolio Assets Applied to Purchase 0.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Citigroup
Barclays	HSBC
Deutsche Bank	Wells Fargo Securities
J.P. Morgan

Co-Managers
BB&T Capital Markets	Goldman, Sachs & Co.
BNP Paribas	Morgan Stanley
Credit Suisse	RBS

(2)	Names of Issuers: Cisco Systems

(3)	Title of Securities: CSCO 2.9 03/04/21, C#17275RAP7

(4)	Date of First Offering: 02/24/14

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.818

Comparable Securities

1) IBM, C#459200HT1
2) Altera Corporation, C#021441AE0
3) British Telecom, C#111021AK7

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 02/24/14

(10)	Portfolio Assets on Trade Date: $1,687,784,622.00

(11)	Price Paid per Unit: $99.818

(12)	Total Price Paid by Portfolio: 1,055,000 bonds @ $99.818 = $1,053,079.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.818 = $19,963,600.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Wells Fargo Securities	Mitsubishi UFJ Securities
Barclays	U.S. Bancorp

Co-Managers
Citigroup	PNC Capital Markets LLC
J.P. Morgan	RBC Capital Markets
Morgan Stanley	SunTrust Robinson Humphrey

(2)	Names of Issuers: Magellan Midstream Partners, L.P.

(3)	Title of Securities: MMP 5.15 10/15/43, C#559080AG1

(4)	Date of First Offering: 02/25/14

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $103.085

Comparable Securities

1) Cameron International Corp., C#13342BAM7
2) Trans-Canada Pipelines, C#89352HAL3
3) Energy Transfer Partners, C#29273RAZ2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 02/25/14

(10)	Portfolio Assets on Trade Date: $1,692,049,272.39

(11)	Price Paid per Unit: $103.085

(12)	Total Price Paid by Portfolio: 1,550,000 bonds @ $103.085 = $1,629,747.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $103.085 = $15,771,750.00

(14)	% of Portfolio Assets Applied to Purchase 0.096%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 14 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Credit Suisse
Citigroup	J.P. Morgan
Deutsche Bank Securities	Morgan Stanley

Co-Managers
BofA Merrill Lynch	Scotiabank
HSBC Wells Fargo Securities
Mizuho Securities

(2)	Names of Issuers: LYB International Finance B.V.

(3)	Title of Securities: LYB 4.875 03/15/44, C#50247VAC3

(4)	Date of First Offering: 02/25/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $98.831

Comparable Securities

1) BHP Billiton Finance, C#055451AV0
2) Agrium, C#008916AM0
3) Statoil ASA, C#85771PAQ5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 02/25/14

(10)	Portfolio Assets on Trade Date: $1,692,049,272.39

(11)	Price Paid per Unit: $98.831

(12)	Total Price Paid by Portfolio: 1,210,000 bonds @ $98.831 = $1,195,855.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 17,000,000 bonds @ $98.831= $16,801,270.00

(14)	% of Portfolio Assets Applied to Purchase 0.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 7 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Mitsubishi UFJ Securities
Deutsche Bank Securities	Credit Suisse
RBC Capital Markets	Wells Fargo Securities

Co-Managers
DNB Markets	SMBC Nikko
Mizuho Securities	TD Securities
US Bancorp	BOSC
BBVA Raymond James

(2)	Names of Issuers: Williams Partners L.P.

(3)	Title of Securities: WPZ 5.4 03/04/44, C#96950FAN4

(4)	Date of First Offering: 02/27/14

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.676

Comparable Securities

1) Cameron International Corporation, C#13342BAM7
2) Energy Transfer Partners, C#29273RAZ2
3) Trans-Canada Pipelines, C#89352HAL3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 02/27/14

(10)	Portfolio Assets on Trade Date: $1,697,416,884.89

(11)	Price Paid per Unit: $99.676

(12)	Total Price Paid by Portfolio: 995,000 bonds @ $99.676 = $991,776.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 11,000,000 bonds @ $99.676 = $10,964,360.00

(14)	% of Portfolio Assets Applied to Purchase 0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Mitsubishi UFJ Securities
Deutsche Bank Securities	Credit Suisse
RBC Capital Markets	Wells Fargo Securities

Co-Managers
DNB Markets	SMBC Nikko
Mizuho Securities	TD Securities
US Bancorp	BOSC
BBVA Raymond James

(2)	Names of Issuers: Williams Partners L.P.

(3)	Title of Securities: WPZ 4.3 03/04/24, C#96950FAM6

(4)	Date of First Offering: 02/27/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.791

Comparable Securities

1) BP Capital Markets, C#05565QCP1
2) Cameron International Corporation, C#13342BAL9
3) Schlumberger Investment, C#806854AH8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 02/27/14

(10)	Portfolio Assets on Trade Date: $1,697,416,884.89

(11)	Price Paid per Unit: $99.791

(12)	Total Price Paid by Portfolio: 1,585,000 bonds @ $99.791 = $1,581,687.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $99.791= $17,962,380.00

(14)	% of Portfolio Assets Applied to Purchase 0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays Scotiabank
BofA Merrill Lynch Wells Fargo Securitites
Morgan Stanley

Co-Managers
US Bancorp Ramirez & Co., Inc.
Loop Capital Markets

(2)	Names of Issuers: Consolidated Edison Company of New York, Inc.

(3)	Title of Securities: ED 4.45 03/15/44, C#209111FD0

(4)	Date of First Offering: 03/03/14

(5)	Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.916

Comparable Securities

1) Pacific Gas & Electric, C#694308HH3
2) CMS Energy Corporation, C#125896BN9
3) Virginia Electric & Power, C#927804FR0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 191 years

(9)	Trade Date: 03/03/14

(10)	Portfolio Assets on Trade Date: $1,699,714,609.27

(11)	Price Paid per Unit: $99.916

(12)	Total Price Paid by Portfolio: 1,510,000 bonds @ $99.916 = $1,508,731.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.916 = $14,987,400.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 191 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan Wells Fargo Securities
Morgan Stanley

Co-Managers
PNC Capital Markets The Williams Capital Group, L.P.

(2)	Names of Issuers: Burlington Northern Santa Fe, LLC

(3)	Title of Securities: BNSF 4.9 04/01/44, C#12189LAS0

(4)	Date of First Offering: 03/04/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.792

Comparable Securities

1) Norfolk Southern Corporation, C#655844BN7
2) Pacific Gas & Electric, C#694308HH3
3) CMS Energy Corp., C#125896BN9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 03/04/14

(10)	Portfolio Assets on Trade Date: $1,694,313,116.84

(11)	Price Paid per Unit: $99.792

(12)	Total Price Paid by Portfolio: 995,000 bonds @ $99.792 = $992,930.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 12,000,000 bonds @ $99.792 = $11,975,040.00

(14)	% of Portfolio Assets Applied to Purchase 0.059%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 19 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
J.P. Morgan	Wells Fargo Securities

Co-Managers
Barclays	RBC Capital Markets
HSBC	SMBC Nikko
Mitsubishi UFJ Securities	US Bancorp
Mizuho Securities	Morgan Stanley

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 4.8 04/01/44, C#375558AX1

(4)	Date of First Offering: 03/04/14

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.806

Comparable Securities

1) Novartis Capital Corporation, C#66989HAH1
2) Mylan Inc., C#628530BC0
3) Gelgene Corporation, C#151020AL8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 03/04/14

(10)	Portfolio Assets on Trade Date: $1,694,313,116.84

(11)	Price Paid per Unit: $99.806

(12)	Total Price Paid by Portfolio: 990,000 bonds @ $99.806 = $988,079.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 27,000,000 bonds @ $99.806 = $26,947,620.00

(14)	% of Portfolio Assets Applied to Purchase 0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 27 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan Wells Fargo Securities
Morgan Stanley

Co-Managers
PNC Capital Markets The Williams Capital Group, L.P.

(2)	Names of Issuers: Burlington Northern Santa Fe, LLC

(3)	Title of Securities: BNSF 3.75 04/01/24, C#12189LAR2

(4)	Date of First Offering: 03/04/14

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.673

Comparable Securities

1) CSX Corp., C#126408GZ0
2) Pacific Gas & Electric, C#694308HG5
3) CMS Energy Corporation, C#12589BM1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 03/04/14

(10)	Portfolio Assets on Trade Date: $1,694,313,116.84

(11)	Price Paid per Unit: $99.673

(12)	Total Price Paid by Portfolio: 630,000 bonds @ $99.673 = $627,939.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 8,000,000 bonds @ $99.673 = $7,973,840.00

(14)	% of Portfolio Assets Applied to Purchase 0.037%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 19 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
J.P. Morgan	Wells Fargo Securities

Co-Managers
Barclays	RBC Capital Markets
HSBC	SMBC Nikko
Mitsubishi UFJ Securities	US Bancorp
Mizuho Securities	Morgan Stanley

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 3.7 04/01/24, C#375558AW3

(4)	Date of First Offering: 03/04/14

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.839

Comparable Securities

1) Novartis Capital Corporation, C#66989HAG3
2) Mylan Inc., C#628530BD8
3) Celgene Corporation, C#15102AJ3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 27 years

(9)	Trade Date: 03/04/14

(10)	Portfolio Assets on Trade Date: $1,694,313,116.84

(11)	Price Paid per Unit: $99.839

(12)	Total Price Paid by Portfolio: 2,115,000 bonds @ $99.839 = $2,111,594.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 53,000,000 bonds @ $99.839 = $52,914,670.00

(14)	% of Portfolio Assets Applied to Purchase 0.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 27 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup

Co-Managers
Deutsche Bank Securities	Mischler Financial Group
Goldman, Sachs & Co.	nabSecurities
HSBC	National Bank of Canada Financial
Wells Fargo Securities	Natixis Securities Americas
Banca IMI	RBC Capital Markets
Blaylock Robert Van	Santander Investment Securities
Capital One Securities	Scotia Capital (USA)
CastleOak Securities	Skandinaviska Enskilda Banken AB
CIBC World Markets Corp.	SMBC Nikko Securities Americas
Fifth Third Securities	Standard Chartered Bank
Lebenthal & Co.	TD Securities
MFR Securities	The Williams Capital Group

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 1.35 03/10/17, C#172967HK0

(4)	Date of First Offering: 03/04/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.959

Comparable Securities

1) Westpac Banking Corporation, C#961214CD3
2) Ventas Realty, C#92277GAA5
3) Deutsche Bank AG London, C#25152RVR1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 202 years

(9)	Trade Date: 03/04/14

(10)	Portfolio Assets on Trade Date: $1,694,313,116.84

1

(11)	Price Paid per Unit: $99.959

(12)	Total Price Paid by Portfolio: 5,285,000 bonds @ $99.959 = $5,282,833.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 58,000,000 bonds @ $99.959 = $57,976,220.00

(14)	% of Portfolio Assets Applied to Purchase 0.312%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 202 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	BNP Paribas
Credit Suisse	Scotiabank
J.P. Morgan	UBS Investment Bank
Morgan Stanley	Wells Fargo Securities
Barclays

Co-Managers
BNY Mellon Capital Markets	Santander
Lloyds Securities	SunTrust Robinson Humphrey
CIBC	US Bancorp
KeyBanc Capital Markets	The Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: PPL Capital Funding, Inc.

(3)	Title of Securities: PPL 5 03/15/44, C#69352PAJ2

(4)	Date of First Offering: 03/05/14

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.876

Comparable Securities

1) Pacific Gas & Electric, C#694308HH3
2) CMS Energy Corporation, C#125896BN9
3) Virginia Electric & Power, C#927804FR0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 03/05/14

(10)	Portfolio Assets on Trade Date: $1,694,406,175.41

(11)	Price Paid per Unit: $99.876

(12)	Total Price Paid by Portfolio: 1,230,000 bonds @ $99.876 = $1,228,474.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 12,000,000 bonds @ $99.876 = $11,985,120.00

(14)	% of Portfolio Assets Applied to Purchase 0.073%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 94 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	BNP Paribas
Credit Suisse	Scotiabank
J.P. Morgan	UBS Investment Bank
Morgan Stanley	Wells Fargo Securities
Barclays

Co-Managers
BNY Mellon Capital Markets	Santander
Lloyds Securities	SunTrust Robinson Humphrey
CIBC	US Bancorp
KeyBanc Capital Markets	The Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: PPL Capital Funding, Inc.

(3)	Title of Securities: PPL 3.95 03/15/24, C#69352PAK9

(4)	Date of First Offering: 03/05/14

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.672

Comparable Securities

1) Pacific Gas & Electric, C#694308HG5
2) CMS Energy Corporation, C#125896BM1
3) Virginia Electric & Power Company, C#927804FQ2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 03/05/14

(10)	Portfolio Assets on Trade Date: $1,694,406,175.41

(11)	Price Paid per Unit: $99.672

(12)	Total Price Paid by Portfolio: 1,055,000 bonds @ $99.672 = $1,051,539.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.672 = $9,967,200.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 94 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
HSBC Securities

Joint Lead Managers — No Books
ABN Amro Securities	Lloyds Securities
Banco Bilbao Vizcaya Argentaria	Natixis Securities Americas
CIBC World Markets	UniCredit Capital Markets
Commerz Markets	Wells Fargo Securities
Danske Markets

Co-Managers
Citigroup	RB International Markets
ING Bank	RBS Securities
Mizuho Securities	SMBC Nikko Securities
nabSecurities	SG Americas Securities
National Bank of Abu Dhabi

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 4.25 03//14/24, C#404280AP4

(4)	Date of First Offering: 03/05/14

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.340

Comparable Securities

1) Piedmont Operating Partnership, C#720198AD2
2) Simon Property Group, C#828807CR6
3) Bank of New York Mellon, C#06406HCS6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 23 years

(9)	Trade Date: 03/05/14

(10)	Portfolio Assets on Trade Date: $1,694,406,175.41

1

(11)	Price Paid per Unit: $99.340

(12)	Total Price Paid by Portfolio: 2,485,000 bonds @ $99.340 = $2,468,599.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 48,000,000 bonds @ $99.340 = $47,683,200.00

(14)	% of Portfolio Assets Applied to Purchase 0.146%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 23 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
HSBC Securities

Joint Lead Managers — No Books
ABN Amro Securities	Lloyds Securities
Banco Bilbao Vizcaya Argentaria	Natixis Securities Americas
CIBC World Markets	UniCredit Capital Markets
Commerz Markets	Wells Fargo Securities
Danske Markets

Co-Managers
Citigroup	RB International Markets
ING Bank	RBS Securities
Mizuho Securities	SMBC Nikko Securities
nabSecurities	SG Americas Securities
National Bank of Abu Dhabi

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 5.25 03/14/44, C#404280AQ2

(4)	Date of First Offering: 03/05/14

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $98.912

Comparable Securities

1) JPMorgan Chase & Co., C#46625HJM3
2) Aon PLC, C#00185AAC8
3) Novartis Capital Corporation, C#66989HAH1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 23 years

(9)	Trade Date: 03/05/14

(10)	Portfolio Assets on Trade Date: $1,694,406,175.41

1

(11)	Price Paid per Unit: $98.912

(12)	Total Price Paid by Portfolio: 2,085,000 bonds @ $98.912 = $2,062,315.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $98.912 = $34,619,200.00

(14)	% of Portfolio Assets Applied to Purchase 0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 23 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch Goldman, Sachs & Co.

Co-Managers
Mitsubishi UFJ Securities	Rabo Securities
Scotiabank	HSBC
Wells Fargo Securities	Lloyds Securities
Fifth Third Securities	TD Securities
PNC Capital Markets	US Bancorp

(2)	Names of Issuers: McKesson Corporation

(3)	Title of Securities: MCK 4.883 03/15/44, C#581557BC8

(4)	Date of First Offering: 03/05/14

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1) Thermo Fisher Scientific, C#883556BG6
2) Johnson & Johnson, C#478160BHK9
3) Celgene Corporation, C#151020AJL8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 181 years

(9)	Trade Date: 03/05/14

(10)	Portfolio Assets on Trade Date: $1,694,406,175.41

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio: 1,065,000 bonds @ $100.000 = $1,065,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 13,000,000 bonds @ $100.000 = $13,000,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.063%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 181 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch Goldman, Sachs & Co.

Co-Managers
Mitsubishi UFJ Securities	Rabo Securities
Scotiabank	HSBC
Wells Fargo Securities	Lloyds Securities
Fifth Third Securities	TD Securities
PNC Capital Markets	US Bancorp

(2)	Names of Issuers: McKesson Corporation

(3)	Title of Securities: MCK 2.284 03/15/19, C#581557BD6

(4)	Date of First Offering: 03/05/14

(5)	Amount of Total Offering: $1,100,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1) Thermo Fisher Scientific, C#883556BE1
2) Johnson & Johnson, C#478160BG8
3) Celgene Corporation, C#151020AK0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 181 years

(9)	Trade Date: 03/05/14

(10)	Portfolio Assets on Trade Date: $1,694,406,175.41

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio: 4,360,000 bonds @ $100.000 = $4,360,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 43,000,000 bonds @ $100.000 = $43,000,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.257%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 181 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch Goldman, Sachs & Co.

Co-Managers
Mitsubishi UFJ Securities	Rabo Securities
Scotiabank	HSBC
Wells Fargo Securities	Lloyds Securities
Fifth Third Securities	TD Securities
PNC Capital Markets	US Bancorp

(2)	Names of Issuers: McKesson Corporation

(3)	Title of Securities: MCK 3.796 03/15/24, C#581557BE4

(4)	Date of First Offering: 03/05/14

(5)	Amount of Total Offering: $1,100,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1) Thermo Fisher Scientific, C#883556BF8
2) Johnson & Johnson, C#478160BH6
3) Celgene Corporation, C#151020AJ3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 181 years

(9)	Trade Date: 03/05/14

(10)	Portfolio Assets on Trade Date: $1,694,406,175.41

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio: 1,640,000 bonds @ $100.000 = $1,640,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $100.000 = $25,000,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.097%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 181 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
US Bancorp Mischler Financial Group
CastleOak Securities Drexel Hamilton
The Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 3.9 03/11/24, C#00206RCE0

(4)	Date of First Offering: 03/05/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.696

Comparable Securities

1) Rogers Communications, C#775109AY7
2) Telefonica Emisiones SAU, C#87938WAR4
3) Viacom, C#92553PAR3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 121 years

(9)	Trade Date: 03/05/14

(10)	Portfolio Assets on Trade Date: $1,694,406,175.41

(11)	Price Paid per Unit: $99.696

(12)	Total Price Paid by Portfolio: 3,160,000 bonds @ $99.696 = $3,150,393.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.696 = $29,908,800.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.186%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 121 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Morgan Stanley	Goldman, Sachs & Co.

Co-Managers
BMO Capital Markets	CIBC
US Bancorp	RBC Capital Markets
Wells Fargo Securities

(2)	Names of Issuers: CF Industries

(3)	Title of Securities: CF 5.15 03/15/34, C#12527GAF0

(4)	Date of First Offering: 03/06/14

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.480

Comparable Securities

1) Trans-Canada Pipelines, C#89352HAM1
2) Johnson & Johnson, C#478160BJ2
3) Agrium, C#008916AM0

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 68 years

(9)	Trade Date: 03/06/14

(10)	Portfolio Assets on Trade Date: $1,691,732,255.39

(11)	Price Paid per Unit: $99.480

(12)	Total Price Paid by Portfolio: 655,000 bonds @ $99.48 = $651,594.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.480 = $6,963,600.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 68 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BNP Paribas RBC Capital Markets
Mitsubishi UFJ Securities

Co-Managers
Scotiabank	Deutsche Bank Securities
BNY Mellon Capital Markets	KeyBanc Capital Markets
RBS	Lloyds Securities
US Bancorp	Mizuho Securities
Wells Fargo Securities	SMBC Nikko
CIBC

(2)	Names of Issuers: PacifiCorp

(3)	Title of Securities: MIDAM 3.6 04/01/24, C#695114CR7

(4)	Date of First Offering: 03/10/14

(5)	Amount of Total Offering: $425,000,000

(6)	Unit Price of Offering: $99.94

Comparable Securities

1) Virginia Electric & Power, C#927804FQ2
2) CMS Energy Corporation, C#125896BM1
3) Pacific Gas & Electric, C#694308HG5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.620%).

(8)	Years of Issuer’s Operations: 104 years

(9)	Trade Date: 03/10/14

(10)	Portfolio Assets on Trade Date: $1,688,241,224.42

(11)	Price Paid per Unit: $99.94

(12)	Total Price Paid by Portfolio: 2,635,000 bonds @ $99.94 = $2,633,419.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.94 = $24,985,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.156%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 104 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
RBS	J.P. Morgan
SunTrust Robinson Humphrey	RBC Capital Markets
US Bancorp	Wells Fargo Securities

Co-Managers
BBVA	DNB Markets
Credit Suisse	Mitsubishi UFJ Securities
Deutsche Bank Securities	Scotiabank

(2)	Names of Issuers: DCP Midstream Operating, LP

(3)	Title of Securities: DPM 5.6 04/01/44, C#23311VAF4

(4)	Date of First Offering: 03/10/14

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.006

Comparable Securities

1) Cameron International Corp., C#13342BAM7
2) Statoil ASA, C#85771PAQ5
3) Trans-Canada Pipelines, C#89352HAL3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 03/10/14

(10)	Portfolio Assets on Trade Date: $1,688,241,224.42

(11)	Price Paid per Unit: $99.006

(12)	Total Price Paid by Portfolio: 2,285,000 bonds @ $99.006 = $2,262,287.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 22,000,000 bonds @ $99.006 = $21,781,320.00

(14)	% of Portfolio Assets Applied to Purchase 0.134%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
RBS	J.P. Morgan
SunTrust Robinson Humphrey	RBC Capital Markets
US Bancorp	Wells Fargo Securities

Co-Managers
BBVA	DNB Markets
Credit Suisse	Mitsubishi UFJ Securities
Deutsche Bank Securities	Scotiabank

(2)	Names of Issuers: DCP Midstream Operating, LP

(3)	Title of Securities: DPM 2.7 04/01/19, C#23311VAE7

(4)	Date of First Offering: 03/10/14

(5)	Amount of Total Offering: $325,000,000

(6)	Unit Price of Offering: $99.410

Comparable Securities

1) BP Capital Markets, C#05565QCR7
2) Total Capital Intl., C#89153VAK5
3) Statoil ASA, C#85771PAR3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 03/10/14

(10)	Portfolio Assets on Trade Date: $1,688,241,224.42

(11)	Price Paid per Unit: $99.410

(12)	Total Price Paid by Portfolio: 1,795,000 bonds @ $99.410 = $1,784,409.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.410 = $19,882,000

(14)	% of Portfolio Assets Applied to Purchase 0.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup	Wells Fargo Securities
Mitsubishi UFJ Securities	Goldman, Sachs & Company
RBC Capital Markets	UBS Investment Bank

Co-Managers
Barclays	Mischler Financial Group
BofA Merrill Lynch	PNC Capital Markets
J.P. Morgan	Ramirez & Co.
Morgan Stanley	SMBC Nikko
BNY Melon Capital Markets	The Williams Capital Group
C.L. King & Associates	US Bancorp

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 3.45 03/15/21, C#92343VCC6

(4)	Date of First Offering: 03/10/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.982

Comparable Securities

1) British Telecom, C#111021AK7
2) AT&T, C#00206RCA8
3) Baidu, C#056752AC2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 03/10/14

(10)	Portfolio Assets on Trade Date: $1,688,241,224.42

(11)	Price Paid per Unit: $99.982

(12)	Total Price Paid by Portfolio: 2,105,000 bonds @ $99.982 = $2,104,621.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.982 = $19,996,400.00

(14)	% of Portfolio Assets Applied to Purchase 0.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup	Wells Fargo Securities
Mitsubishi UFJ Securities	Goldman, Sachs & Company
RBC Capital Markets	UBS Investment Bank

Co-Managers
Barclays	Mischler Financial Group
BofA Merrill Lynch	PNC Capital Markets
J.P. Morgan	Ramirez & Co.
Morgan Stanley	SMBC Nikko
BNY Melon Capital Markets	The Williams Capital Group
C.L. King & Associates	US Bancorp

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 2.55 06/17/19, C#92343VCB8

(4)	Date of First Offering: 03/10/14

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.88

Comparable Securities

1) British Telecom, C#111021AK7
2) AT&T, C#00206RCA8
3) Baidu, C#056752AC2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 03/10/14

(10)	Portfolio Assets on Trade Date: $1,688,241,224.42

(11)	Price Paid per Unit: $99.88

(12)	Total Price Paid by Portfolio: 1,055,000 bonds @ $99.88= $1,053,734.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 13,000,000 bonds @ $99.88 = $12,984,400

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup	Wells Fargo Securities
Mitsubishi UFJ Securities	Goldman, Sachs & Company
RBC Capital Markets	UBS Investment Bank

Co-Managers
Barclays	Mischler Financial Group
BofA Merrill Lynch	PNC Capital Markets
J.P. Morgan	Ramirez & Co.
Morgan Stanley	SMBC Nikko
BNY Melon Capital Markets	The Williams Capital Group
C.L. King & Associates	US Bancorp

(2)	Names of Issuers: Verizon Communications Inc.

(3)	Title of Securities: VZ 5.05 03/15/34, C#92343VBZ6

(4)	Date of First Offering: 03/10/14

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.925

Comparable Securities

1) Rogers Communications, C#775109BB6
2) Orange, C#685218AB5
3) Trans-Canada Pipelines, C#89352HAM1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 03/10/14

(10)	Portfolio Assets on Trade Date: $1,688,241,224.42

(11)	Price Paid per Unit: $99.925

(12)	Total Price Paid by Portfolio: 1,370,000 bonds @ $99.925 = $1,368,972.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.925 = $14,988,750.00

(14)	% of Portfolio Assets Applied to Purchase 0.081%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 30 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan Citigroup
RBS Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers
Mischler Financial Group Ramirez & Co., Inc.

(2)	Names of Issuers: Potomac Electric Power Company

(3)	Title of Securities: POM 3.6 03/15/24, C#737679DG2

(4)	Date of First Offering: 03/11/14

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.867

Comparable Securities

1) CMS Energy Corporation, C#125896BM1
2) Pacific Gas & Electric, C#694308HG5
3) Virginia Electric & Power, C#927804FQ2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 118 years

(9)	Trade Date: 03/11/14

(10)	Portfolio Assets on Trade Date: $1,689,277,165.87

(11)	Price Paid per Unit: $99.867

(12)	Total Price Paid by Portfolio: 1,055,000 bonds @ $99.867 = $1,053,596.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.867 = $9,986,700.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 118 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Credit Suisse
Deutsche Bank Securities	Wells Fargo Securities
Mitsubishi UFJ Securities	SunTrust Robinson Humphrey

Co-Managers
Barclays	PNC Capital Markets
Comerica Securities	RBC Capital Markets
J.P. Morgan	US Bancorp
Mizuho Securities	UBS Investment Bank

(2)	Names of Issuers: CenterPoint Energy Houston Electric

(3)	Title of Securities: CNP 4.5 04/01/44, C#15189XAN8

(4)	Date of First Offering: 03/12/14

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $98.925

Comparable Securities

1) Duke Energy Progress, C#26442RAB7
2) Public Service Colorado, C#744448CK5
3) Pacific Gas & Electric, C#694308HH3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 132 years

(9)	Trade Date: 03/12/14

(10)	Portfolio Assets on Trade Date: $1,691,771,112.30

(11)	Price Paid per Unit: $98.925

(12)	Total Price Paid by Portfolio: 955,000 bonds @ $98.925 = $944,733.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $98.925 = $9,892,500.00

(14)	% of Portfolio Assets Applied to Purchase 0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 132 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Goldman, Sachs & Co. J.P. Morgan
RBS Morgan Stanley
Wells Fargo Securities

Co-Managers
Credit Agricole CIB BofA Merrill Lynch
Mitsubishi UFJ Securities Fifth Third Securities

(2)	Names of Issuers: Quest Diagnostics Inc.

(3)	Title of Securities: DGX 4.25 04/01/24, C#74834LAV2

(4)	Date of First Offering: 03/12/14

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.554

Comparable Securities

1) Novartis Capital Corporation, C#66989HAG3
2) Thermo Fisher Scientific, C#883556BF8
3) Mylan, C#628530BD8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 03/12/14

(10)	Portfolio Assets on Trade Date: $1,691,771,112.30

(11)	Price Paid per Unit: $99.554

(12)	Total Price Paid by Portfolio: 2,110,000 bonds @ $99.554 = $2,100,589.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 27,000,000 bonds @ $99.554 = $26,879,580.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 47 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Mitsubishi UFJ Securities
BBVA	RBC Capital Markets
BMO Capital Markets	RBS Securities Corporation
Citigroup	U.S. Bancorp
Commercia Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
Barclays	Fifth Third Securities
Credit Suisse	Huntington Investment Co.
Deutsche Bank Securities	Raymond James
Goldman, Sachs & Co.	Regions Securities
Morgan Stanley	Scotiabank
PNC Capital Markets	SMBC Nikko
UBS	Suntrust Robinson
Credit Agricole	Humphrey
CIB

(2)	Names of Issuers: EnLink Midstream Partners

(3)	Title of Securities: ENLK 4.4 04/01/24, C#29336UAB3

(4)	Date of First Offering: 03/12/14

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.83

Comparable Securities

1) BP Capital Markets, C#05565QCP1
2) Total Capital Intl., C#89153VAL3
3) Williams Partners, C#96950FAL8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 03/12/14

1

(10)	Portfolio Assets on Trade Date: $1,691,771,112.30

(11)	Price Paid per Unit: $99.83

(12)	Total Price Paid by Portfolio: 945,000 bonds @ $99.83 = $943,393.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.83 = $9,983,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 12 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch	Mitsubishi UFJ Securities
BBVA	RBC Capital Markets
BMO Capital Markets	RBS Securities Corporation
Citigroup	U.S. Bancorp
Commercia Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
Barclays	Fifth Third Securities
Credit Suisse	Huntington Investment Co.
Deutsche Bank Securities	Raymond James
Goldman, Sachs & Co.	Regions Securities
Morgan Stanley	Scotiabank
PNC Capital Markets	SMBC Nikko
UBS	Suntrust Robinson
Credit Agricole	Humphrey
CIB

(2)	Names of Issuers: EnLink Midstream Partners

(3)	Title of Securities: ENLK 2.7 04/01/19, C#29336UAA5

(4)	Date of First Offering: 03/12/14

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.85

Comparable Securities

1) BP Capital Markets, 05565QCR7
2) Total Capital International, C#89153VAK5
3) Statoil ASA, C#85771PAR3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 12 years

(9)	Trade Date: 03/12/14

1

(10)	Portfolio Assets on Trade Date: $1,691,771,112.30

(11)	Price Paid per Unit: $99.85

(12)	Total Price Paid by Portfolio: 1,055,000 bonds @ $99.85 = $1,053,417.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.85 = $9,985,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 12 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
Citigroup	UBS Investment Bank

Co-Managers
BBVA	Mizuho Securities
BofA Merrill Lynch	Morgan Stanley
Credit Agricole CIB	RBC Capital Markets
Credit Suisse	RBS
Deutsche Bank Securities	Santander
J.P. Morgan	SMBC Nikko
Lloyds Securities	US Bancorp
Mitsubishi UFJ Securities	Wells Fargo Securities

(2)	Names of Issuers: DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.

(3)	Title of Securities: DTV 4.45 04/01/24, C#25459HBL8

(4)	Date of First Offering: 03/17/14

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.63

Comparable Securities

1) Rogers Communications, C#775109AY7
2) Telefonica Emisiones SAU, C#87938WAR4
3) American Tower, C#03027XAD2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 24 years

(9)	Trade Date: 03/17/14

(10)	Portfolio Assets on Trade Date: $1,692,944,859.74

(11)	Price Paid per Unit: $99.63

(12)	Total Price Paid by Portfolio: 3,600,000 bonds @ $99.63 = $3,586,680.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.63 = $34,870,500.00

(14)	% of Portfolio Assets Applied to Purchase 0.212%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 24 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Citigroup	Barclays
BofA Merrill Lynch	Deutsche Bank Securities
Goldman, Sachs & Co.	Lloyds Securities
US Bancorp	RBS

Co-Managers
BMO Capital Markets	Drexel Hamilton
Mitsubishi UFJ Securities	Guzman & Company
Morgan Stanley	Kota Global Securities
PNC Capital Markets	Lebenthal Capital Markets
Wells Fargo Securities	Mischler Financial Group
Apto Partners	Siebert Capital Markets
CastleOak Securities	The Williams Capital Group
C. L. King & Associates

(2)	Names of Issuers: MasterCard Incorporated

(3)	Title of Securities: MA 3.375 04/01/24, CA, C#57636QAB0

(4)	Date of First Offering: 03/26/14

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.571

Comparable Securities

1) CNA Financial Corporation, C#126117AS9
2) Morgan Stanley, C#61746BDM5
3) Fidelity National Information Services, C#31620MAK2

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.525%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 03/26/14

(10)	Portfolio Assets on Trade Date: $1,694,547,092.01

1

(11)	Price Paid per Unit: $99.571

(12)	Total Price Paid by Portfolio: 2,630,000 bonds @ $99.571 = $2,618,717.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 39,000,000 bonds @ $99.571 = $38,832,690.00

(14)	% of Portfolio Assets Applied to Purchase 0.155%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 35 years

(18)	Municipal Security — Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2014
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

2